Exhibit 10.39

THE PROFIT SHARING PLAN OF

QUEST DIAGNOSTICS INCORPORATED

(Amendment and Restatement
Effective January 1, 2007)

TABLE OF CONTENTS

INTRODUCTION		1

DEFINITIONS		4

ELIGIBILITY AND PARTICIPATION		24

2.1	Eligibility	24

2.2	Participation	24

2.3	Beneficiary Designation	25

2.4	Investment Option Specification	26

2.5	Notification of Individual Account Balance	27

CONTRIBUTIONS		28

3.1	Employee Pre-Tax Contributions	28

3.2	Employer Matching Contributions	31

3.3	Discretionary Contributions	33

3.4	Rollover Contributions	33

3.5	Maximum Deductible Contribution	34

3.6	Actual Deferral Percentage Test Safe Harbor	34

3.7	Payment of Contributions to Trustee	35

3.8	Employee After-Tax Contributions	35

3.9	Actual Contribution Percentage Test Safe Harbor	35

3.10	Merger of Quest Diagnostics Incorporated Employee Stock Ownership Plan into this Plan	36

3.11	USERRA	37

3.12	QNEC’s	37

ALLOCATIONS TO INDIVIDUAL ACCOUNTS		38

4.1	Individual Accounts	38

4.2	Allocation of Employee Pre-Tax Contributions	38

4.3	Allocation of Employer Matching Contributions	39

4.4	Allocation of Discretionary Contributions	39

4.5	Allocation of Forfeitures	39

4.6	Maximum Additions	40

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DISTRIBUTIONS		41

5.1	Normal Retirement	41

5.2	Disability	41

5.3	Death Before Retirement or Termination of Employment	41

5.5	Termination of Employment	43

5.6	Method of Payment	48

5.7	Cash-Outs; Consent	51

5.8	Benefits to Minors and Incompetents	52

5.9	Payment of Benefits	53

5.10	Valuation of Accounts	57

5.11	Direct Rollovers	60

5.12	Payment to Alternate Payee Under QDRO	62

5.13	Distribution Upon Severance from Employment	62

LOANS AND WITHDRAWALS		63

6.1	Loans to Participants	63

6.2	Hardship Withdrawals	66

6.3	Non-Hardship Withdrawals	69

6.4	Withdrawal of Dividends	71

6.5	Certain Dividends	72

6.6	Qualified Reservist Distribution	72

TRUST FUND		74

7.1	Contributions	74

7.2	Trustee	74

7.3	Employer Stock Fund	74

FIDUCIARIES		76

8.1	General	76

8.2	Corporation	76

8.3	Employer	77

8.4	Trustee	77

8.5	Committee	77

8.6	Claims for Benefits	79

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8.7	Denial of Benefits – Review Procedure	79

8.8	Records	80

8.9	Missing Persons	81

AMENDMENT AND TERMINATION OF THE PLAN		82

9.1	Amendment of the Plan	82

9.2	Termination of the Plan	82

PROVISIONS RELATIVE TO EMPLOYERS INCLUDED IN PLAN		84

10.1	Method of Participation	84

10.2	Withdrawal	84

TOP-HEAVY PROVISIONS		86

11.1	Determination of Top-Heavy	86

11.2	Top-Heavy Definitions	87

MISCELLANEOUS		89

12.1	Governing Law	89

12.2	Construction	89

12.3	Administration Expenses	89

12.4	Participant’s Rights; Acquittance	89

12.5	Spendthrift Clause	89

12.6	Merger, Consolidation or Transfer	89

12.7	Mistake of Fact	90

12.8	Counterparts	90

12.9	Transitional Rule	90

ADOPTION OF THE PLAN		91

Appendix A		92

Appendix B		93

Appendix C		95

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INTRODUCTION

          Effective October 1, 1973, MetPath Inc. established the Profit Sharing Plan of MetPath Inc. (the “MetPath Plan”) for the benefit of its eligible employees.

          Effective September 1, 1986, the MetPath Plan was amended and restated to incorporate a qualified cash or deferred arrangement under Code Section 401(k). Effective January 1, 1989, the MetPath Plan was again amended and restated in its entirety to comply with the requirements of the Tax Reform Act of 1986 and subsequent legislation.

          Prior to April 1, 1992, the MetPath Plan was funded through a group annuity contract arrangement with Ætna Life Insurance Company and with Connecticut National Bank as Trustee. Effective April 1, 1992, MetPath Inc. severed the group annuity contract arrangement, removed Connecticut National Bank as Trustee, and appointed Fidelity Management Trust Company as successor Trustee.

          Prior to October 31, 1992, MetPath Inc., a New York corporation, was a wholly-owned subsidiary of Corning Lab Services Inc. As a result of a corporate restructuring, effective October 31, 1992, MetPath Inc. merged with and into Corning Lab Services Inc. Consequently, effective October 31, 1992, the Profit Sharing Plan of MetPath Inc. was renamed the Profit Sharing Plan of Corning Lab Services Inc.

          As a result of another corporate restructuring, effective January 1, 1994, Corning Lab Services Inc. changed its name to MetPath Inc., a Delaware corporation. Consequently, effective January 1, 1994, the Profit Sharing Plan of Corning Lab Services Inc. was renamed the Profit Sharing Plan of MetPath Inc.

          Effective January 1, 1996, the Plan was again amended and restated in its entirety to reflect certain substantive changes and was renamed the Profit Sharing Plan of Corning Life Sciences Inc. to reflect another corporate restructuring effective December 31, 1994.

          Also effective January 1, 1996, the assets and liabilities of this Plan representing the account balances of Corning SciCor, Inc. employees were transferred to the Corning Pharmaceutical Services Inc. Retirement Savings Plan.

          Effective December 31, 1996, the Plan was again amended and restated in its entirety to reflect the spinoff of Quest Diagnostics Incorporated from Corning Incorporated and the adoption of an employee stock ownership plan and was renamed the Profit Sharing Plan of Quest Diagnostics Incorporated.

          Effective January 1, 1997, the Plan was again amended and restated to reflect certain substantive changes and to comply with the applicable provisions of the following acts: the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000.

          On June 18, 2002, a First Amendment to the Plan was signed.

          Effective January 1, 2002, the Plan is hereby again amended and restated to incorporate the provisions of the First Amendment, to reflect certain other substantive changes and to comply with the applicable provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 and the Job Creation and Worker Assistance Act of 2002.

          This Plan consists of a profit sharing plan which is intended to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code at 1986, as amended (the “Code”).

          Prior to January 1, 2002, the Plan also consisted of an employee stock ownership plan which was intended to qualify as a stock bonus plan under Code Section 401(a) and as an employee stock ownership plan under Code Section 4975(e)(7).

          Effective October 1, 2002, the Quest Diagnostics Incorporated Employee Stock Ownership Plan (the “ESOP”) merged into this Plan, and the assets and liabilities of the ESOP were subsequently transferred to the Trust Fund. However, the portion of this Plan representing the amounts transferred from the ESOP shall not be considered an employee stock ownership plan under Code Section 4975(e)(7).

          Except as expressly provided herein, the Plan provisions as in effect immediately prior to this amendment and restatement shall remain in effect for those Participants who do not complete an hour of service at any time after January 1, 2002.

          No provision of this amended and restated Plan shall be construed to eliminate or reduce any early retirement benefit or subsidy that continues after retirement or optional form of benefit that existed under the Plan prior to this amendment and restatement, except to the extent permitted under Treasury Regulations §1.401(a)-4 and §1.411(d)-4.

          Effective June 1, 2007, the portion of a Participant’s Individual Account under the Plan that is invested in the Employer Stock Fund shall consist of an employee stock ownership plan which is intended to qualify as a profit sharing plan under Code Section 401(a) and as an employee stock ownership plan under Code Section 4975(e)(7).

          Effective January 1, 2007, the Plan is hereby again amended and restated to incorporate the provisions of the First through the Sixth Amendments, to reflect the merger of LabOne, Inc. Profit Sharing Plan and the LabOne, Inc. Money Purchase Pension Plan. Certain provisions relating to the Pension Protection Act of 2006 are adopted effective as of January 1, 2008.

ARTICLE I
DEFINITIONS

1.1 As used herein, unless otherwise required by the context, the following words and phrases shall have the meanings indicated:

          Active Participant – For purposes of the allocation of a Discretionary Contribution made with respect to a Plan Year, a Participant is an Active Participant if he (1) is an active Employee as of the last day of such Plan Year, (2) is on authorized leave of absence as of the last day of such Plan Year, (3) has terminated employment due to a reduction-in-force during such Plan Year, or (4) has died during such Plan Year.

          Advance Medical Plan – The Advance Medical & Research Center, Inc. Retirement Plan, the assets and liabilities of which have been transferred to this Plan.

          Affiliate – An organization which is not an Employer, but which must be considered together with an Employer under Code Sections 414(b), (c), (m) or (o).

          AML-East Plan – The AML 401(k) Plan, the assets and liabilities of which have been transferred to this Plan.

          AML-East Plan Participant – A Participant who was formerly a participant in the AML-East Plan.

          AML-West Plan – The APL Healthcare Group Inc. Profit Sharing and 401(k) Plan, the assets and liabilities of which have been transferred to this Plan.

          AML-West Plan Participant – A Participant who was formerly a participant in the AML-West Plan.

          Appropriate Request – A request by a Participant in the form and manner provided by the Committee that is appropriate for the intended purpose. If the Committee and the Plan’s recordkeeper so agree, an Appropriate Request may be executed over the telephone or Internet. To constitute an Appropriate Request, such request must be completed correctly and, if required to be in writing, duly executed and delivered to the Committee.

          Beneficiary – Any person designated by a Participant under Section 2.3 to receive such benefits as may become payable hereunder after the death of such Participant.

          Board – The Board of Directors of the Corporation.

          Catch-Up Pre-Tax Contributions – Contributions made to the Plan by the Employer under Section 3.1(b) pursuant to a salary reduction agreement entered into between the Employer and the Participant.

          CBCLS Employer Contribution Sub-Account – The CBCLS Employer Contribution Sub-Account shall hold any amount transferred to this Plan from the CBCLS Plan representing employer matching contributions and discretionary contributions made to the CBCLS Plan on behalf of a Participant who was formerly a participant in the CBCLS Plan but was not an active participant in the CBCLS Plan on December 31, 1991, and any earnings and losses thereon. (Any amount transferred to this Plan from the CBCLS Plan representing employer matching contributions and discretionary contributions made to the CBCLS Plan on behalf of a Participant who was an active participant in the CBCLS Plan on December 31, 1991 shall be held in such Participant’s Rollover Sub-Account.)

          CBCLS Plan – The Continental Bio Clinical Laboratory Service, Inc. Profit Sharing and Retirement Savings Plan, the assets and liabilities of which have been transferred to this Plan.

          CDS Plan – The Clinical Diagnostics Services 401(k) Plan, the assets and liabilities of which have been transferred to this Plan.

          Code – The Internal Revenue Code of 1986, as amended.

          Committee – The Benefits Administration Committee, as provided for in Section 8.5, or a duly-authorized representative of the Benefits Administration Committee.

          Contributions – Payments as provided herein by the Employer to the Trustee for the purpose of providing the benefits under this Plan.

          Corning Stock Fund – A stock fund investing primarily in the common stock of Corning Incorporated.

          Corporation – Quest Diagnostics Incorporated (DE), or any successor thereto. The Corporation is the “plan sponsor,” “named fiduciary,” and “administrator” of the Plan (as such terms are defined under ERISA).

          Covance Stock Fund – A stock fund investing primarily in the common stock of Covance, Inc., formerly know as Corning Pharmaceutical Services Inc.

          CPF Pension Plan – The Clinical Pathology, Inc. Pension Plan, the assets and liabilities of which have been transferred to this Plan.

          CPF Pension Plan Participant – A Participant whose Individual Account includes a Money Purchase Pension Plan Sub-Account.

          CPF Savings Plan – The CPF/MetPath Savings and Retirement Plan (formerly, the MDS Health Group, Inc. Savings and Retirement Plan), the assets and liabilities of which have been transferred to this Plan.

          Damon Plan – The Damon Corporation Savings Plus Retirement Plan, the assets and liabilities of which have been transferred to this Plan.

          Deferral Compensation – An Employee’s wages as defined in Code Section 3401(a) and all other payments of compensation to an Employee by an Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052, excluding reimbursements or other expense allowances, cash and non-cash fringe benefits (e.g., employee discounts), moving expenses, deferred compensation and welfare benefits, plus Employee Pre-Tax Contributions, salary reduction contributions to a Code Section 125 cafeteria plan and pre-tax contributions to purchase qualified transportation fringe benefits pursuant to Code Section 132(f)(4).

          Notwithstanding the preceding paragraph, (1) effective with the September 3, 1999 pay date, Deferral Compensation shall include amounts (e.g., bonuses, commissions or unused vacation) paid by the Employer following the Employee’s termination of employment with the Employer, but only if such amounts are paid no later than 30 days after the Employee’s termination of employment; (2) Deferral Compensation shall not include severance pay; and (3) Deferral Compensation shall not include compensation generated from any of the following: the disqualifying disposition of a statutory stock option; the disposition of shares of stock under an employee stock purchase plan if the option price was below the fair market value of the stock at the time the option was granted; the value of a nonstatutory stock option at the time of grant or exercise; the vesting of restricted stock; or the payment of dividends on restricted stock.

          Effective January 1, 2002, Deferral Compensation in excess of $200,000 (or such different amount as may be applicable under Code Section 401(a)(17)(B)) for any Plan Year shall not be taken into account.

          DeYor Plan – The DeYor Laboratories 401(k) Profit Sharing Plan and Trust, the assets and liabilities of which have been transferred to this Plan.

          Discretionary Contributions – Contributions made by an Employer under Section 3.3.

          Effective Date – The Plan was effective October 1, 1973. Except as otherwise specified, this amendment and restatement is effective January 1, 2007. The Effective Date for each Employer is set forth in Appendix A.

          Eligibility Service

          (a) As of any date, the aggregate of an Employee’s periods of eligibility service (as defined in the next sentence), including any eligibility service credited under subsection (b). For purposes of this subsection (a), a period of eligibility service is each period of time required to be recognized under this Plan commencing on the Employee’s Employment Commencement Date, or any subsequent Reemployment Commencement Date, and ending on a Severance from Service Date.

          (b) Eligibility service shall also include the following:

                    (1) Periods of employment with an Affiliate (while such organization is an Affiliate) which would have constituted eligibility service under the Plan had the Participant been employed by an Employer;

                    (2) Periods of employment with an Employer other than as an Employee, including employment as a leased employee within the meaning of Code Section 414(n), which would have constituted eligibility service under the Plan had the Participant been employed as an Employee; provided, however, that employment as a leased employee within the meaning of Code Section 414(n) shall not be taken into account if more than five calendar days elapses between the last day of employment as a leased employee and the Employment Commencement Date;

                    (3) Periods of employment with an Employer prior to the Employer’s Effective Date which would have constituted eligibility service under the Plan had the service been rendered after the Employer’s Effective Date, under rules promulgated by the Committee applied in a uniform and nondiscriminatory manner, and to the extent permitted by applicable law;

                    (4) Periods of employment with the sponsor of a Merged Plan prior to the Merged Plan’s Merger Date which would have constituted eligibility service under the Plan had the service been rendered after the Merged Plan’s Merger Date, under rules promulgated by the

Committee applied in a uniform and nondiscriminatory manner, and to the extent permitted by applicable law;

                    (5) With respect to any person employed by an Employer that is a joint venture, periods of contiguous employment with the joint venture partner of the Corporation (or a subsidiary thereof) prior to the establishment of the joint venture which would have constituted eligibility service under the Plan had the service been rendered after the establishment of the joint venture, under rules promulgated by the Committee applied in a uniform and nondiscriminatory manner, and to the extent permitted by applicable law;

                    (6) With respect to an Employee who directly transferred employment to the Employer from a joint venture with the Corporation (or a subsidiary thereof) that is not an Employer, (A) periods of contiguous employment with the joint venture which would have constituted eligibility service under the Plan had the joint venture been an Employer, and (B) periods of contiguous employment with the joint venture partner of the Corporation (or subsidiary) prior to the establishment of the joint venture which would have constituted eligibility service under the Plan had the partner been an Employer, both periods of employment credited under rules promulgated by the Committee applied in a uniform and nondiscriminatory manner, and to the extent permitted by applicable law;

                    (7) Periods of qualified military service required under Code Section 414(u); and

                    (8) Periods of employment with an entity which adopts this Plan and who is not a member of the Quest Diagnostics Incorporated Controlled Group under Code Sections 414(b), (c), (m) or (o).

          In no event shall Eligibility Service be credited under more than one paragraph of this subsection (b).

          Eligible Employee – An Employee eligible for participation under Section 2.1.

          Employee – Any common-law employee of the Corporation or of any other Employer. Notwithstanding the preceding sentence, the following shall not be considered an Employee for purposes of this Plan: (1) any individual who is classified as an “independent contractor” or “consultant” by an Employer, regardless of such individual’s reclassification for any reason by the Internal Revenue Service or any governmental agency or any other entity; (2) any person who is covered by a collective bargaining agreement where such agreement provides for a different retirement plan, or where no provision is made for any retirement plan after good faith bargaining between the Employer and employee representatives; (3) any person who is excluded from participation hereunder by the terms of his Employer’s adoption of this Plan; (4) any leased employee of an Employer within the meaning of Code Section 414(n) (other than a leased employee of a joint venture Employer who is leased from another Employer); (5) any employee who is a nonresident alien and who receives no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)); (6) any person who receives compensation solely for service as a member of the Board; or (7) after August 15, 1999, any person employed in Puerto Rico shall not be considered an Employee and shall be ineligible to participate in the Plan for purposes of any contributions including Employee Pre-Tax Contributions, Employer Matching Contributions and Discretionary Contributions.

          Employee After-Tax Sub-Account – That portion of a Participant’s Individual Account attributable to the Employee After-Tax Contributions allocated to such Participant prior to January 1, 1996 and any earnings or losses on such contributions. The Employee After-Tax Sub-Account of a Participant who was a participant in a Merged Plan that permitted after-tax contributions shall also hold any amount transferred to this Plan from such Merged Plan representing the balance of such Participant’s after-tax account under such Merged Plan and earnings and losses thereon.

          Employee Pre-Tax Catch-Up Sub-Account – That portion of a Participant’s Individual Account attributable to the Catch-Up Pre-Tax Contributions allocated to such Participant under Section 4.2 and any earnings or losses on such contributions.

          Employee Pre-Tax Contributions – Regular Pre-Tax Contributions and Catch-Up Pre-Tax Contributions made to the Plan by the Employer under Section 3.1 pursuant to salary reduction agreements entered into between the Employer and the Participant.

          Employee Regular Pre-Tax Sub-Account – That portion of a Participant’s Individual Account attributable to the Regular Pre-Tax Contributions allocated to such Participant under Section 4.2 and any earnings or losses on such contributions. The Employee Regular Pre-Tax Sub-Account of a Participant who was a participant in a Merged Plan that contained a qualified cash or deferred arrangement shall also hold any amount transferred to this Plan from such

Merged Plan representing the balance of such Participant’s pre-tax account under such Merged Plan and any earnings and losses thereon.

          Employer – Collectively or individually as the context may indicate, the Corporation and any other entity which has been authorized by the Board to adopt the Plan and by action of its own board of directors as specified in Section 10.1 has adopted the Plan or any successor to one or more of such entities. As of January 1, 2007, the following entities were Employers:

•	Quest Diagnostics Incorporated (DE)

•	Quest Diagnostics Incorporated (MI)

•	Quest Diagnostics LLC (CT)

•	Quest Diagnostics of Pennsylvania Inc. (DE)

•	MetWest Inc. dba Quest Diagnostics

•	Quest Diagnostics LLC (MA)

•	Quest Diagnostics Incorporated (MD)

•	Nichols Institute Diagnostics (CA)

•	Quest Diagnostics Incorporated (CA)

•	Quest Diagnostics LLC (IL)

•	Quest Diagnostics Clinical Laboratories, Inc. (DE) (f/k/a SmithKline Beecham Clinical Laboratories, Inc.)

•	MedPlus, Inc.

•	Quest Diagnostics Nichols Institute Inc.

•	Quest Diagnostics Incorporated (NV)

•	Associated Pathologists, Chartered

•	Quest Diagnostics Venture LLC (PA) (a joint venture)

•	Diagnostic Laboratory of Oklahoma (a joint venture)

•	Associated Diagnostic Pathologists, Inc.

•	Associated Pathologists, Chartered

•	LabOne, Inc.

          Employer Matching Contributions – Contributions made to the Plan by the Employer under Section 3.2.

          Employer Matching Sub-Account – That portion of a Participant’s Individual Account attributable to the Employer Matching Contributions allocated to such Participant under

Section 4.3 and invested in one or more of the Investment Options at the direction of the Participant, and any earnings and losses on such contributions. The Employer Matching Sub-Account of a Participant who was formerly a participant in the Maryland Medical Laboratory Plan also shall hold any amount transferred to this Plan from the Maryland Medical Laboratory Plan representing matching company contributions and discretionary company contributions made to the Maryland Medical Laboratory Plan and any earnings and losses thereon.

          Employer Stock – Any class of the Corporation’s common stock or the Corporation’s preferred stock that is convertible into common stock.

          Employer Stock Fund – A stock fund investing primarily in Employer Stock.

          Employer Stock Matching Contributions – That portion of the Employer Matching Contribution made prior to January 1, 2000 that, pursuant to Section 3.2, was mandatorily invested in Employer Stock prior to January 1, 2002.

          Employer Stock Matching Sub-Account – That portion of a Participant’s Individual Account attributable to Employer Stock Matching Contributions, and any earnings and losses on such contributions.

          Employment Commencement Date – The later of (1) the date on which an Employee first performs an hour of service for an Employer, or (2) the Effective Date of the Employee’s Employer.

          ERISA – The Employee Retirement Income Security Act of 1974, as amended.

          ESOP Diversification Sub-Account – That portion of a Participant’s Individual Account attributable to the amounts transferred to this Plan from the Quest Diagnostics Incorporated Employee Stock Ownership Plan pursuant to a diversification election under Code Section 401(a)(28), and earnings or losses on such amounts.

          Fiduciary – The Corporation, the Employer, the Trustee, the Committee and any individual, corporation, firm or other entity which assumes, in accordance with Article VIII, responsibilities of the Corporation, the Employer, the Trustee or the Committee respecting management of the Plan or the disposition of its assets.

          Forfeitures – Amounts forfeited pursuant to Section 5.5(b)(3).

          Fund – The Trust Fund.

          Highly Compensated Employee – For any Plan Year, any employee who (a) during the current Plan Year or the immediately preceding Plan Year was at any time a 5-percent owner (as defined in Code Section 416(i)(1); or (b) during the immediately preceding Plan Year received compensation (as defined in Code Section 414(q)(4)) from an Employer or an Affiliate in excess of $100,000 (as adjusted under Code Section 414(q)(1)).

          A former employee shall be treated as a Highly Compensated Employee if such employee was a Highly Compensated Employee (a) when such employee separated from service with the Employer, or (b) at any time after attaining age 55.

          Individual Account – The aggregate of a Participant’s Employee Regular Pre-Tax Sub-Account, Employee Pre-Tax Catch-Up Sub-Account, Employee After-Tax Sub-Account, Employer Matching Sub-Account, Employer Stock Matching Sub-Account, Partnership Sub-Account, Rollover Sub-Account, Prior Plan Rollover Sub-Account, Pre-1999 Cash Match Sub-Account, Post-1999 Cash Match Sub-Account, Pre-1999 Stock Match Sub-Account, Post-1999 Stock Match Sub-Account, ESOP Diversification Sub-Account, Prior ESOP Employer Contributions Sub-Account, Prior ESOP Employer Stock Sub-Account, Money Purchase Pension Plan Sub-Account, Prior Plan Employer Contribution Sub-Account, Prior Plan Employer Qualified Sub-Account, CBCLS Employer Contribution Sub-Account, Prior Employer Match Sub-Account, Prior Profit Sharing Sub-Account, Prior Unilab Employer Contribution Sub-Account, Qualified Nonelective Contribution Sub-Account, Prior LabOne Employer Match Sub-Account, Prior LabOne Money Purchase Plan Sub-Account, Vested Employer Stock Dividend Sub-Account and Vested Money Purchase Plan Dividend Sub-Account.

          Investment Option – The investment vehicle elected by the Participant in accordance with Section 2.4 for investment of his Individual Account.

          Prior to June 2, 2003, the Investment Options were the following: Fidelity Contrafund, Fidelity Diversified International Fund, Fidelity Equity-Income Fund, Fidelity Growth & Income Portfolio, Fidelity Low Priced Stock Fund, Fidelity Magellan Fund, Fidelity OTC Portfolio, Fidelity Puritan Fund, Fidelity Spartan U.S. Equity Index Fund, Fidelity U.S. Bond Index Fund, the Managed Income Portfolio, the Managed Income Portfolio II, the Employer Stock Fund, the Corning Stock Fund and the Covance Fund.

          Effective June 2, 2003, the following Investment Options were added: The Fidelity Freedom Income Fund; the Fidelity Freedom 2000 Fund; the Fidelity Freedom 2010 Fund; the

Fidelity Freedom 2020 Fund; the Fidelity Freedom 2030 Fund; and the Fidelity Freedom 2040 Fund.

          Notwithstanding the preceding, (i) effective July 30, 2004, the Managed Income Portfolio II Class 3 was added as a new Investment Option and no new contributions or transfers may be made to the Managed Income Portfolio II Class 2; (ii) effective July 30, 2004, any remaining Individual Accounts (or portions thereof) invested in the Managed Income Portfolio II Class 2 were automatically transferred to the Managed Income Portfolio II Class 3; and (iii) effective July 30, 2004, no new contributions or transfers may be made to the Fidelity Low Priced Stock Fund.

          Notwithstanding the preceding, (i) effective September 1, 2005, the following Investment Options were added: The Fidelity Freedom 2005 Fund; the Fidelity Freedom 2015 Fund; the Fidelity Freedom 2025 Fund; the Fidelity Freedom 2035 Fund; and the Lord Abbett Small-Cap Value Fund (Class Y); (ii) effective December 1, 2005, no new contributions or transfers may be made to the Fidelity Magellan Fund, and any remaining Individual Accounts (or portions thereof) invested in the Fidelity Magellan Fund as of such date automatically will be transferred to the Fidelity Spartan U.S. Equity Index Fund.

          Notwithstanding the preceding provisions of this definition, (i) effective October 2, 2006, the following Investment Options were added: T. Rowe Price Institutional Large-Cap Growth Fund; the Fidelity Freedom 2045 Fund; and the Fidelity Freedom 2050 Fund; (ii) effective December 29, 2006, the Corning Stock Fund and Covance Stock Fund are eliminated as Investment Options.

          LabOne (k) Plan – The LabOne, Inc. Profit Sharing 401(k) Plan, the assets and liabilities of which have been transferred to this Plan.

          LabOne (k) Plan Participant – A Participant who was formerly a Participant in the LabOne (k) Plan.

          LabOne Pension Plan – The LabOne, Inc. Money Purchase Pension Plan, the assets and liabilities of which have been transferred to this Plan.

          LabOne Pension Plan Participant – A Participant who was formerly a Participant in the LabOne Pension Plan.

          LabPortal Plan – The LabPortal, Inc. 401(k) Plan, the assets and liabilities of which have been transferred to this Plan.

          LabPortal Plan Participant – A Participant who was formerly a participant in the LabPortal Plan.

          Limitation Year – January 1 – December 31.

          Maryland Medical Laboratory Plan – The Maryland Medical Laboratory, Inc. 401(k) Profit Sharing Plan and Trust, the assets and liabilities of which have been transferred to this Plan.

          MedPlus Plan – The MedPlus, Inc. 401(k) Plan, the assets and liabilities of which have been transferred to this Plan.

          MedPlus Plan Participant – A Participant who was formerly a participant in the MedPlus Plan.

          Merged Plan – The Advance Medical Plan, the AML-East Plan, the AML-West Plan, the CBCLS Plan, the CDS Plan, the CPF Pension Plan, the CPF Savings Plan, the Damon Plan, the DeYor Plan, the LabPortal Plan, the Maryland Medical Laboratory Plan, the MedPlus Plan, the MetWest Plan, the Nichols Institute Plan, the Podiatric Pathology Laboratories Plan, the Statlab Plan, the Unilab Plan, the LabOne (k) Plan, and the LabOne Pension Plan, either individually or collectively as the case may be.

          Merger Date – The Merger Date for each Merged Plan is set forth in Appendix B.

          MetWest Plan – The Profit Sharing Plan and Trust Agreement for Employees of MetWest Inc., the assets and liabilities of which have been transferred to this Plan.

          Money Purchase Pension Plan Sub-Account – The Money Purchase Pension Plan Sub-Account of a Participant who was formerly a participant in the CPF Pension Plan shall hold any amount transferred to this Plan from the CPF Pension Plan representing employer contributions made to the CPF Pension Plan and any earnings and losses thereon.

          Net Asset Value – With respect to any mutual fund that the Committee may designate as an available Investment Option, the total net assets of the respective fund divided by the number of outstanding shares of the respective fund.

          Nichols Institute Plan – The Nichols Institute 401(k) Plan, the assets and liabilities of which have been transferred to this Plan.

          Normal Retirement Age – Age 65.

          Participant – Any Employee or former Employee who has an Individual Account balance and any Employee who has met the eligibility requirements of Section 2.1. Participation ends in accordance with Section 2.2.

          Partnership Sub-Account – That portion of a Participant’s Individual Account attributable to the Discretionary Contributions allocated to such Participant under Section 4.4 and any earnings or losses on such contributions. The Partnership Sub-Account of a Participant who was formerly a participant in the Damon Plan shall also hold any amount transferred to this Plan from the Damon Plan representing “Long Term Savings Contributions” made to the Damon Plan on his behalf and earnings and losses thereon. The Partnership Sub-Account of a Participant who was a participant in the MetWest Plan shall also hold any amount transferred to this Plan from the MetWest Plan representing that portion of such Participant’s “Incentive Contribution Account” under the MetWest Plan which consisted of non-matching “Incentive Contributions” and earnings and losses thereon.

          Period of Severance – The period of time commencing on an Employee’s Severance from Service Date and ending on his Reemployment Commencement Date.

          Plan – The Profit Sharing Plan of Quest Diagnostics Incorporated, contained herein or as duly amended. Prior to December 31, 1996, the Plan was known as the Profit Sharing Plan of Corning Life Sciences Inc. Prior to January 1, 1996, the Plan was known as the Profit Sharing Plan of MetPath Inc. Prior to January 1, 1994, the Plan was known as the Profit Sharing Plan of Corning Lab Services Inc. Prior to October 31, 1992, the Plan was known as the Profit Sharing Plan of MetPath Inc.

          Plan Year – January 1 – December 31.

          Podiatric Pathology Laboratories Plan – The Podiatric Pathology Laboratories, Inc. Profit Sharing Plan, the assets and liabilities of which have been transferred to this Plan.

          Post-1999 Cash Match Sub-Account – That portion of a Participant’s Employer Matching Sub-Account attributable to Employer Matching Contributions allocated to such Participant under Section 4.3 after December 31, 1998, and any earnings or losses on such contributions.

          Post-1999 Stock Match Sub-Account – That portion of a Participant’s Employer Stock Matching Sub-Account attributable to Employer Stock Matching Contributions allocated to such Participant under Section 4.3 after December 31, 1998 and prior to January 1, 2000, and any earnings or losses on such contributions.

          Pre-1999 Cash Match Sub-Account – That portion of a Participant’s Employer Matching Sub-Account attributable to Employer Matching Contributions allocated to such Participant under Section 4.3 prior to January 1, 1999, and any earnings or losses on such contributions.

          Pre-1999 Stock Match Sub-Account – That portion of a Participant’s Employer Stock Matching Sub-Account attributable to Employer Stock Matching Contributions allocated to such Participant under Section 4.3 prior to January 1, 1999, and any earnings or losses on such contributions.

          Prime Rate – The “prime rate,” as published in The Wall Street Journal.

          Prior Employer Match Sub-Account – That portion of the Individual Account of an AML-East Plan Participant attributable to employer matching contributions and employer discretionary contributions made to the AML-East Plan and earnings or losses thereon, and that portion of the Individual Account of an AML-West Plan Participant attributable to employer matching contributions made to the AML-West Plan and earnings or losses thereon.

          Prior ESOP Employer Contributions Sub-Account – That portion of a Participant’s Individual Account attributable to the amount transferred to this Plan from the Quest Diagnostics Incorporated Employee Stock Ownership Plan representing the Participant’s “Discretionary Contribution Sub-Account” under the Quest Diagnostics Incorporated Employee Stock Ownership Plan.

          Prior ESOP Employer Stock Sub-Account – That portion of a Participant’s Individual Account attributable to the amount transferred to this Plan from the Quest Diagnostics Incorporated Employee Stock Ownership Plan representing the Participant’s “Initial Contribution Sub-Account” under the Quest Diagnostics Incorporated Employee Stock Ownership Plan.

          Prior LabOne Money Purchase Plan Sub-Account – That portion of a Participant’s Individual Account that is attributable to the Participant’s account under the LabOne, Inc. Money Purchase Pension Plan.

          Prior LabOne Employer Match Sub-Account – That portion of a Participant’s Individual Account that is attributable to the Participant’s match account under the LabOne, Inc. Profit Sharing 401(k) Plan.

          Prior Plan Employer Contribution Sub-Account – The Prior Plan Employer Contribution Sub-Account of a Participant who was a participant in the DeYor Plan shall hold any amount transferred to this Plan from the DeYor Plan representing discretionary contributions and employer matching contributions made to the DeYor Plan and any earnings and losses thereon. The Prior Plan Employer Contribution Sub-Account of a Participant who was a participant in the MedPlus Plan shall hold any amount transferred to this Plan from the MedPlus Plan representing employer matching contributions and profit sharing contributions made to the MedPlus Plan and any earnings and losses thereon. The Prior Plan Employer Contribution Sub-Account of a Participant who was a participant in the Unilab Plan shall hold any amount transferred to this Plan from the Unilab Plan representing amounts that were previously transferred to the Unilab Plan from the terminated Associated Laboratories, Inc. defined benefit plan and earnings and losses thereon.

          Prior Plan Employer Qualified Sub-Account – The Prior Plan Employer Qualified Sub-Account of a Participant who was a participant in the CBCLS Plan shall hold any amount transferred to this Plan from the CBCLS Plan representing qualified nonelective contributions and qualified matching contributions made to the CBCLS Plan and any earnings and losses thereon.

          Prior Plan Rollover Sub-Account – For a MedPlus Plan Participant, a LabPortal Plan Participant, an AML-East Plan Participant, an AML-West Plan Participant, a Unilab Plan Participant, a LabOne (k) Plan Participant, or a LabOne Pension Plan Participant, that portion of the Individual Account attributable to rollover contributions made to the predecessor plan and earnings or losses thereon.

          Prior Profit Sharing Sub-Account – That portion of the Individual Account of an AML-West Plan Participant attributable to employer profit sharing contributions made to the AML-West Plan and earnings or losses thereon.

          Prior Unilab Employer Contribution Sub-Account – That portion of the Individual Account of a Unilab Plan Participant attributable to: (1) matching contributions and employer partnership contributions made to the Unilab Plan and earnings or losses thereon; (2) profit sharing contributions made to the Associated Laboratories, Inc. 401(k) Plan that were subsequently transferred to the Unilab Plan, and earnings and losses thereon; and (3) matching contributions and profit sharing contributions made to the Profit Sharing Plan of Employees of Medical Laboratory Network, Inc. that were subsequently transferred to the Unilab Plan, and earnings and losses thereon.

          Qualified Nonelective Contribution Sub-Account – That portion of a Participant’s Individual Account attributable to “qualified nonelective contributions” made pursuant to Section 3.12 and any earnings or losses thereon.

          Reemployment Commencement Date – The first date on which an Employee again performs an hour of service following a Period of Severance.

          Regular Pre-Tax Contributions – Contributions made to the Plan by the Employer under Section 3.1(a) pursuant to a salary reduction agreement entered into between the Employer and the Participant.

          Rollover Sub-Account – That portion of a Participant’s Individual Account attributable to his rollover contributions under Section 3.4 and any earnings or losses on such contributions. The Rollover Sub-Account of a Participant who was an active participant in the CBCLS Plan on December 31, 1991 also shall hold any amount transferred to this Plan from the CBCLS Plan representing employer matching contributions and discretionary contributions made to the CBCLS Plan and any earnings and losses thereon. The Rollover Sub-Account of a Participant who was formerly a participant in the CPF Savings Plan also shall hold any amount transferred to this Plan from the CPF Savings Plan representing employer matching contributions made to the CPF Savings Plan and any earnings and losses thereon. The Rollover Sub-Account of a Participant who was formerly a participant in the Statlab Plan also shall hold any amount transferred to this Plan from the Statlab Plan representing employer contributions made to the Statlab Plan and earnings and losses thereon. The Rollover Sub-Account of a Participant who was formerly a participant in the Damon Plan also shall hold any amount transferred to this Plan from the Damon Plan representing matching contributions and rollover contributions made to the Damon Plan and any earnings and losses thereon. The Rollover Sub-Account of a Participant who was formerly a participant in the Podiatric Pathology Laboratories Plan also shall hold any amount transferred to this Plan from the Podiatric Pathology Laboratories Plan representing employer contributions made to the Podiatric Pathology Laboratories Plan and earnings and losses thereon. The Rollover Sub-Account of a Participant who was formerly a participant in the Nichols Institute Plan also shall hold any amount transferred to this Plan from the Nichols Institute Plan representing matching contributions, rollover contributions and qualified nonelective contributions made to the Nichols Institute Plan and any earnings and losses thereon.

          Section 415 Compensation – An Employee’s wages as defined in Code Section 3401(a) and all other payments of compensation to an Employee by an Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Section 415 Compensation shall be determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)). Effective January 1, 1998, Section 415 Compensation also includes Employee Pre-Tax Contributions to this Plan and salary reduction contributions to a Code Section 125 cafeteria plan, and effective January 1, 2001, Section 415 Compensation also includes pre-tax contributions to purchase qualified transportation fringe benefits pursuant to Code Section 132(f)(4).

          Severance From Service Date – (a) Except as provided in subsection (b), the earlier of (1) or (2):

                    (1) The date on which the Employee quits, retires, is discharged or dies provided he does not earn an hour of service for an Employer or Affiliate within 12 months after such date; or

                    (2) The first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with an Employer or Affiliate for any reason other than quit, retirement, discharge or death, such as vacation, holiday, sickness, disability or leave of absence.

          (b) (1) For purposes of determining the Severance from Service Date of an Employee who is absent from work beyond the first anniversary of the first day of absence by reason of a Parenthood Purpose described in paragraph (2), such Severance from Service Date shall be the second anniversary of the first day of such absence. The period between the first and second anniversaries of the first day of absence from work is neither a period credited as a Year of Vesting Service nor a Period of Severance. The Committee may request that the Employee furnish information to establish that the absence is for a Parenthood Purpose and the number of days for which there was such an absence. In the event such information is not submitted in a timely manner, this subsection (b) shall not apply.

                    (2) The following shall be deemed Parenthood Purposes:

                              (A) the pregnancy of the Employee,

                              (B) the birth of a child of the Employee,

                              (C) the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

                              (D) caring for such child for a period beginning immediately following such birth or placement.

          Statlab Plan – The Statlab, Inc. Retirement Plan, the assets and liabilities of which have been transferred to this Plan.

          Total and Permanent Disability – A Participant shall be considered totally and permanently disabled once the Committee, in its sole discretion, determines that he has incurred a disability which renders him totally and permanently unable to satisfactorily perform his usual duties for his Employer or the duties of such other position which the Employer makes available to him and for which he is qualified by reason of his training, education or experience. Such determination shall be made by the Committee based on medical reports and such other evidence which the Committee determines to be satisfactory; provided, however, that conclusive evidence that the Participant is eligible for and is receiving disability benefits under the provisions of the Federal Social Security Act shall be sufficient to deem the Participant totally and permanently disabled.

          Trust Agreement – The agreement entered into between the Employer and the Trustee under Article VII.

          Trust Fund – All funds received by the Trustee together with all income, profits and increments thereon, and less any expenses or payments made out of the Trust Fund.

          Trustee – Such individual, individuals, financial institution, or a combination of them as shall be designated in the Trust Agreement to hold in trust any assets of the Plan for the purpose of providing benefits under the Plan, and shall include any successor trustee to the Trustee initially designated thereunder.

          Unilab Plan – The Unilab 401(k) Plan, the assets and liabilities of which have been transferred to this Plan.

          Unilab Plan Participant – A Participant who was formerly a participant in the Unilab Plan.

          Valuation Date – The date on which a Participant’s Individual Account is valued pursuant to Section 5.10. Subject to Section 5.10(b), the Valuation Date shall be a date that falls as soon as administratively feasible after an Appropriate Request for a distribution is made.

          Vested Employer Stock Dividend Sub-Account – That portion of a Participant’s Individual Account that is comprised of cash dividends received under Section 6.5(a) which are associated with the Employer Stock Fund and the Participant’s Prior LabOne Employer Match Sub-Account, Prior ESOP Employer Contributions Sub-Account, Prior Employer Match Sub-Account and Prior Unilab Employer Contribution Sub-Account.

          Vested Money Purchase Plan Dividend Sub-Account – That portion of a Participant’s Individual Account that is comprised of cash dividends received under Section 6.5(b) which are associated with the Employer Stock Fund and the Participant’s Prior LabOne Money Purchase Plan Sub-Account.

          Year of Vesting Service

           (a) As of any date, the aggregate of an Employee’s periods of vesting service, including any vesting service credited under subsection (b) and excluding any vesting service disregarded under subsection (c). For purposes of this subsection (a), a period of vesting service is each period of time required to be recognized under this Plan commencing on the Employee’s Employment Commencement Date, or any subsequent Reemployment Commencement Date, and ending on a Severance from Service Date.

           (b) Vesting service shall also include the following:

                    (1) Periods of employment with an Affiliate (while such organization is an Affiliate) which would have constituted vesting service under the Plan had the Participant been employed by an Employer;

                    (2) Periods of employment with an Employer other than as an Employee, including employment as a leased employee within the meaning of Code Section 414(n), which would have constituted vesting service under the Plan had the Participant been employed as an Employee; provided, however, that employment as a leased employee within the meaning of Code Section 414(n) shall not be taken into account if more than five calendar days elapses between the last day of employment as a leased employee and the Employment Commencement Date;

                    (3) Periods of employment with an Employer prior to the Employer’s Effective Date which would have constituted vesting service under the Plan had the service been rendered after the Employer’s Effective Date, under rules promulgated by the Committee applied in a uniform and nondiscriminatory manner, and to the extent permitted by applicable law;

                    (4) Periods of employment with the sponsor of a Merged Plan prior to the Merged Plan’s Merger Date which would have constituted vesting service under the Plan had the service been rendered after the Merged Plan’s Merger Date, under rules promulgated by the Committee applied in a uniform and nondiscriminatory manner, and to the extent permitted by applicable law;

                    (5) With respect to any person employed by an Employer that is a joint venture, periods of contiguous employment with the joint venture partner of the Corporation (or a subsidiary thereof) prior to the establishment of the joint venture which would have constituted vesting service under the Plan had the service been rendered after the establishment of the joint venture, under rules promulgated by the Committee applied in a uniform and nondiscriminatory manner, and to the extent required by applicable law;

                    (6) With respect to an Employee who directly transferred employment to the Employer from a joint venture with the Corporation (or a subsidiary thereof) that is not an Employer, (A) periods of contiguous employment with the joint venture which would have constituted vesting service under the Plan had the joint venture been an Employer, and (B) periods of contiguous employment with the joint venture partner of the Corporation (or subsidiary) prior to the establishment of the joint venture which would have constituted vesting service under the Plan had the partner been an Employer, both periods of employment credited under rules promulgated by the Committee applied in a uniform and nondiscriminatory manner, and to the extent permitted by applicable law;

                    (7) With respect to any person employed by the Employer on or before December 31, 1998, periods of employment with Corning Incorporated or Corning Pharmaceutical Services Inc., which are contiguous with a transfer of employment from Corning Incorporated or Corning Pharmaceutical Services Inc. to an Employer and which would have constituted vesting service under the Plan had the service been rendered after the transfer of employment;

                    (8) Periods of qualified military service required under Code Section 414(u); and

                    (9) Periods of employment with an entity which adopts this Plan and who is not a member of the Quest Diagnostics Incorporated controlled group under Code Sections 414(b), (c), (m) or (o).

          (c) In no event shall Years of Vesting Service be credited under more than one paragraph of subsection (b).

          (d) If a Merged Plan determines Years of Vesting Service under an hours counting methodology, then Years of Vesting Service shall be determined under the methodology, hours counting or elapsed time, whichever results in the greater vesting percentage.

ARTICLE II
ELIGIBILITY AND PARTICIPATION

2.1 Eligibility

          (a) Any Employee who was a Participant in this Plan on December 31, 2006 shall remain a Participant on January 1, 2007, as long as he remains an Employee on such date. Such an Employee shall remain eligible to make Employee Pre-Tax Contributions and to receive Employer Matching Contributions and Discretionary Contributions.

          (b) Any Employee who was not a Participant in this Plan on December 31, 2006 shall become a Participant on the date he completes one month of Eligibility Service. Such an Employee shall become eligible to make Employee Pre-Tax Contributions on the date he becomes a Participant and shall become eligible to receive Employer Matching Contributions and Discretionary Contributions on the date he completes 12 months of Eligibility Service.

2.2 Participation

          (a) Each Employee who is a Participant may, by making an Appropriate Request, enter into a salary reduction agreement in accordance with Section 3.1(a).

          (b) Each person who becomes a Participant shall remain a Participant so long as he remains an Employee or maintains an Individual Account balance. If a Participant terminates employment with no balance in his Individual Account, he shall cease being a Participant upon his termination of employment.

          (c) If an Employee who was formerly a Participant terminates employment and is subsequently reemployed as an Employee, he shall become a Participant upon his Reemployment Commencement Date. Such an Employee shall become eligible to make Employee Pre-Tax Contributions upon his Reemployment Commencement Date and shall become eligible to receive Employer Matching Contributions and Discretionary Contributions on the later of (1) his Reemployment Commencement Date, or (2) the date he completes 12 months of Eligibility Service (taking into account Eligibility Service both before and after his Reemployment Commencement Date).

          (d) If an Employee who was not formerly a Participant terminates employment and is subsequently reemployed as an Employee, he shall become a Participant on the later of (1) his Reemployment Commencement Date, or (2) the date he completes one month of Eligibility

Service (taking into account Eligibility Service both before and after his Reemployment Commencement Date). Such an Employee shall become eligible to make Employee Pre-Tax Contributions on the date he becomes a Participant and shall become eligible to receive Employer Matching Contributions and Discretionary Contributions on the date he completes 12 months of Eligibility Service (taking into account Eligibility Service both before and after his Reemployment Commencement Date).

2.3 Beneficiary Designation

          (a) Upon commencing participation, each Participant shall designate a Beneficiary by filing a properly completed form with the Committee. In the absence of any valid designation of Beneficiary, the Participant shall be deemed to have designated his spouse as his Beneficiary, and if the Participant is unmarried upon his death, he shall be deemed to have designated the following as his Beneficiary: (1) the beneficiary designated under the group-term life insurance plan sponsored by the Corporation; and (2) if no beneficiary has been designated under the group-term life insurance plan sponsored by the Corporation, the Participant’s estate. (Prior to August 16, 1999, in the absence of any valid designation of Beneficiary, the Participant shall be deemed to have designated his spouse as his Beneficiary, and if the Participant is unmarried upon his death, he shall be deemed to have designated his estate as his Beneficiary.)

          (b) The Beneficiary of a married Participant shall be his spouse unless the Participant designates someone other than his spouse as his Beneficiary, and the Participant files with the Committee his spouse’s written consent to such designation. Such spousal consent shall be on a form approved by the Committee, shall be irrevocable by the spouse, shall acknowledge the effect of such designation and shall be witnessed by a Committee member or a notary public. The spouse may alternatively execute an irrevocable general consent that does not identify the designated Beneficiary and which allows the Participant to make future changes in the Beneficiary designation without spousal consent. Any such general consent shall satisfy the requirements of Treasury Regulation §1.401(a)-20 Q&A-31(c).

          (c) If an unmarried Participant later marries, or if a married Participant later remarries, any prior designation by such Participant of a Beneficiary other than the spouse to whom he is married on his date of death shall be null and void unless consented to by such spouse in the manner provided in subsection (b).

          (d) The interpretation of the Committee with respect to any Beneficiary designation, subject to applicable law, shall be binding and conclusive upon all parties, and no person who claims to be a Beneficiary, or any other person, shall have the right to question any action of the Committee.

          (e) The rights of any spouse or Beneficiary hereunder shall be subject to the provisions of any qualified domestic relations order within the meaning of ERISA Section 206(d)(3).

2.4 Investment Option Specification

          (a) Effective with Contributions made on or after October 1, 2005, in the absence of any valid Investment Option specification to the contrary, a Participant’s Individual Account automatically shall be invested in the applicable Fidelity Freedom Fund (based on the Participant’s date of birth), unless the Committee specifies a different Investment Option for this purpose. Commencing on the date that is 30 days after the Employee’s date of hire with an Employer (or such other date as the Committee shall designate), the Employee may change his Investment Option specification in accordance with subsection (b).

          (b) Effective November 1, 2007, a Participant shall be limited so that no more than twenty-five percent (25%) of contributions on a pay period basis may be allocated to the Employer Stock Fund.

          (c) Effective November 1, 2007, if a Participant’s Individual Account is comprised of twenty-five percent (25%) or more of Employer Stock, no future exchanges into the Employer Stock Fund will be permitted until Employer Stock comprises less than twenty-five percent (25%) of the Participant’s Individual Account. Future exchanges will then be permitted into the Employer Stock Fund but only to the extent the allocation of Employer Stock does not exceed twenty-five percent (25%) of the Individual Account.

          (d) A Participant may, by making an Appropriate Request, change his Investment Option specification with respect to Contributions to be made in the future and/or with respect to amounts already held in his Individual Account. Exchanges between Investment Options shall be subject to such administrative procedures as have been adopted by the Committee. The Committee, in its sole discretion, may modify such procedures after providing reasonable notification to Participants.

2.5 Notification of Individual Account Balance

          As of the last day of each calendar quarter, the Plan’s recordkeeper shall notify each Participant of the amount of his share in the Contributions for the period just completed and the balance of his Individual Account, including distributions, loans and withdrawals, if any, since the effective date of the last statement.

ARTICLE III
CONTRIBUTIONS

3.1 Employee Pre-Tax Contributions

          (a) (1) A Participant may enter into a salary reduction agreement with his Employer in which it is agreed that the Employer will reduce the Participant’s Deferral Compensation during each pay period by a designated percentage and contribute that amount so determined to the Plan on behalf of the Participant. Such contributions shall be referred to as “Regular Pre-Tax Contributions.” The Employer may disregard or modify a Participant’s salary reduction agreement with respect to Regular Pre-Tax Contributions to the extent necessary to insure that (1) the excess deferral rules of subsection (c) are met, or (2) the limitations set forth in Sections 3.5 or 4.6 are not exceeded. Regular Pre-Tax Contributions may be any whole percentage between 1% and 35% of the Deferral Compensation otherwise payable to the Participant during the applicable payroll period.

                    (2) The salary reduction agreement of an Employee who first becomes eligible to make Regular Pre-Tax Contributions shall be effective as of the first payroll period coincident with or next following the date on which his Appropriate Request is processed.

                    (3) Regular Pre-Tax Contributions shall be invested among the various Investment Options in accordance with the Employee’s outstanding Investment Option election as in effect under Section 2.4.

                    (4) A Participant who has in effect a salary reduction agreement with respect to Regular Pre-Tax Contributions may elect to change such agreement, including prospectively suspending such agreement, by making an Appropriate Request. Such election shall become effective as of the first payroll period coincident with or next following the date on which the Appropriate Request is processed.

                    (5) Regular Pre-Tax Contributions shall be remitted to the Trustee in accordance with Department of Labor Regulations at 29 C.F.R. §2510.3-102. Regular Pre-Tax Contributions once elected to be deferred by a Participant shall be credited to his Employee Regular Pre-Tax Sub-Account under Section 4.2.

          (b) (1) Effective with the payroll period ending August 2, 2002, a Participant who will have attained age 50 before the end of the Plan Year may enter into a salary reduction agreement with his Employer in which it is agreed that the Employer will reduce the Participant’s Deferral Compensation during each pay period by a designated percentage (beyond the designated percentage by which the Participant’s Deferral Compensation is reduced on account of a salary reduction agreement with respect to Regular Pre-Tax Contributions) and contribute that amount so determined to the Plan on behalf of the Participant. Such contributions shall be referred to as “Catch-Up Pre-Tax Contributions.” Catch-Up Pre-Tax Contributions may be any whole percentage between 1% and 35% of the Deferral Compensation otherwise payable to the Participant during the applicable payroll period. Catch-Up Pre-Tax Contributions shall be made in accordance with, and subject to the limitations of, Code Section 414(v). Catch-Up Pre-Tax Contributions shall not be taken into account for purposes of the Code Section 402(g) limitation set forth in Section 3.1(c)(1) or the Code Section 415 limitation set forth in Section 4.6. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of Catch-Up Pre-Tax Contributions.

                    (2) The salary reduction agreement of a Participant who first became eligible to make Catch-Up Pre-Tax Contributions shall be effective as of the first payroll period coincident with or next following the date on which his Appropriate Request is processed.

                    (3) Catch-Up Pre-Tax Contributions shall be invested in accordance with the Investment Option specification designated by the Participant for the investment of the Regular Pre-Tax Contributions.

                    (4) A Participant who has in effect a salary reduction agreement with respect to Catch-Up Pre-Tax Contributions may elect to change such agreement, including prospectively suspending such agreement, by making an Appropriate Request. Such election shall become effective as of the first payroll period coincident with or next following the date on which the Appropriate Request is processed.

                    (5) Catch-Up Pre-Tax Contributions shall be remitted to the Trustee in accordance with Department of Labor Regulations at 29 C.F.R. §2510.3-102. Catch-Up Pre-Tax Contributions once elected to be deferred by a Participant shall be credited to his Employee Pre-Tax Catch-Up Sub-Account under Section 4.2.

                    (6) If, by the end of a Plan Year, the amount of Employee Pre-Tax Contributions originally designated as Regular Pre-Tax Contributions does not exceed either the

Code Section 402(g) limitation for such Plan Year set forth in Section 3.1(c)(1), or the 35% of Deferral Compensation set forth in Section 3.1(a)(1), or the maximum Code Section 415(c) limitation as set forth in Section 4.6(a)(1), then any Employee Pre-Tax Contributions made by the Participant and originally designated as Catch-Up Pre-Tax Contributions shall be recharacterized as Regular Pre-Tax Contributions to the extent Employee Pre-Tax Contributions originally designated as Regular Pre-Tax Contributions and Employee Pre-Tax Contributions recharacterized as Regular Pre-Tax Contributions do not exceed both limitations.

                    (7) In order to make a Catch-Up Pre-Tax Contribution, a Participant must either be making a Regular Pre-Tax Contribution of at least 6% of Deferral Compensation or have reached the Code Section 402(g) limit.

          (c) Excess deferrals

                    (1) No Participant may have Regular Pre-Tax Contributions made on his behalf under this Plan in any calendar year which in the aggregate exceed the dollar limitation contained in Code Section 402(g) in effect for such calendar year. For purposes of the preceding sentence, Regular Pre-Tax Contributions are deemed made as of the pay date for which the salary is deferred, regardless of when the contributions are actually made to the Trust Fund.

                    (2) (A) If in any calendar year the aggregate of a Participant’s Regular Pre-Tax Contributions made on his behalf under this Plan, plus his other elective deferrals under any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by any sponsor, under any simplified employee pension (as defined in Code Section 408(k)), or used to have an annuity contract purchased on his behalf under Code Section 403(b), exceed the limitation of paragraph (1), then no later than the March 15 following such calendar year the Participant may notify the Committee (i) that he has exceeded the limitation and (ii) of the amount of his Regular Pre-Tax Contributions under this Plan which he wants distributed to him (and earnings thereon), notwithstanding his salary reduction agreement, so that he will not exceed the limitation. The Committee may require the Participant to provide reasonable proof that he has exceeded the limitation of paragraph (1).

                              If in any calendar year the aggregate of a Participant’s Regular Pre-Tax Contributions made on his behalf under the Plan, plus his other elective deferrals under any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer, under a simplified employee pension (as defined in Code Section 408(k))

sponsored by the Employer, or used to have the Employer purchase an annuity contract on his behalf under Code Section 403(b), exceed the limitation of paragraph (1), then the Participant shall be deemed to have notified the Committee that (i) he has exceeded the limitation and (ii) he wants distributed to him the amount of such excess deferrals (and income thereon) notwithstanding the salary reduction agreement so that he will not exceed the limitation. No later than the next April 15, the Committee may (but shall not be obligated to) make the distribution requested, or deemed to have been requested, by the Participant under this subparagraph. Such distribution may be made notwithstanding any other provision of law or this Plan. Except as otherwise provided by regulations issued by the Secretary of the Treasury, such distribution shall not reduce the amount of Regular Pre-Tax Contributions considered as Annual Additions under Section 4.6. Any amounts not distributed under this subparagraph shall continue to be held in accordance with the terms of this Plan.

                              (B) After a distribution of excess Regular Pre-Tax Contributions (if any) under subparagraph (A), Employer Matching Contributions made with respect to such distributed Regular Pre-Tax Contributions (if any) shall be withdrawn (with earnings thereon) from such Participant’s Employer Matching Sub-Account and applied to reduce future Employer Matching Contributions under Section 3.2.

3.2 Employer Matching Contributions

          Subject to Section 3.5, prior to the payroll period ending July 5, 2002, the Employer shall make Employer Matching Contributions to the Trust Fund equal to 100% of the Employee Pre-Tax Contributions made by each Participant with respect to each payroll period, but taking into account only those Employee Pre-Tax Contributions made by the Participant with respect to such payroll period which are made at a rate that does not exceed 4% of the Participant’s Deferral Compensation.

          Subject to Section 3.5, on or after the payroll period ending July 5, 2002, the Employer shall make Employer Matching Contributions to the Trust Fund equal to 100% of the Regular Pre-Tax Contributions made by each Participant with respect to each payroll period, but taking into account only those Regular Pre-Tax Contributions made by the Participant with respect to such payroll period which are made at a rate that does not exceed 6% of the Participant’s Deferral Compensation. The Employer shall not make Employer Matching Contributions with respect to Catch-Up Pre-Tax Contributions, except for Catch-Up Pre-Tax Contributions that have been recharacterized as Regular Pre-Tax Contributions pursuant to Section 3.1(b)(6).

          Prior to January 1, 2002, one-half of the Employer Matching Contributions made prior to January 1, 2000 were invested in the Investment Option specification designated by the Participant for the investment of the Participant’s Employee Pre-tax Contributions and were held in the Employer Matching Sub-Account, and the other one-half of the Employer Matching Contributions made prior to January, 1, 2000 were mandatorily invested in Employer Stock and held in the Employer Stock Matching Sub-Account. In addition, prior to January 1, 2000, the Employer made an additional Employer Matching Contribution equal to 15 percent of the Employer Stock Matching Contribution made pursuant to the preceding sentence, and such additional amount also was mandatorily invested in Employer Stock and held in the Employer Stock Matching Sub-Account.

          Effective January 1, 2002, a Participant may designate that his Employer Stock Matching Sub-Account be invested in accordance with the Investment Option specification designated by the Participant for the investment of Regular Pre-Tax Contributions. Pursuant to Section 2.4(b), a Participant may change such Investment Option specification. In the absence of a valid Investment Option specification to the contrary, a Participant’s Employer Stock Matching Sub-Account shall remain invested in the Employer Stock Fund.

          Effective for Employer Matching Contributions made on or after January 1, 2000, the entire Employer Matching Contribution shall be invested in accordance with the Investment Option specification designated by the Participant for the investment of Regular Pre-Tax Contributions and shall be held in the Employer Matching Sub-Account.

          Notwithstanding anything in this Section 3.2 to the contrary, if the Code Section 402(g) limit is less than 6% of the Code Section 401(a)(17) limit when a Non-highly Compensated Employee makes Regular Pre-tax Contributions equal to the Code Section 402(g) limit and also makes Catch-up Pre-tax Contributions then the Non-highly Compensated Employee will receive Employer Matching Contributions on his Catch-up Pre-tax Contributions. Notwithstanding, the Non-highly Compensated Employee will only receive Employer Matching Contributions on his Catch-up Pre-tax Contributions to the extent necessary to meet the matching contributions formula of this Section 3.2.

3.3 Discretionary Contributions

          The Employer may elect for any Plan Year to make a Discretionary Contribution. The Employer, in its sole discretion, shall determine the amount of such Discretionary Contribution which shall be expressed as a percentage of Deferral Compensation and which shall be allocated in accordance with Section 4.4. The Employer shall also contribute sufficient Discretionary Contributions as may be required by Section 11.1(b).

3.4 Rollover Contributions

          (a) An Employee (regardless of whether he has satisfied the initial eligibility requirements of Section 2.1) may, by making an Appropriate Request, request to make a rollover contribution to the Plan from the type of plans described in subsection (b) below.

          (b) (1) The Plan will accept a direct rollover of an eligible rollover distribution, as defined in Code Section 402(f)(2)(A), from:

                              (A) a qualified plan described in Code Section 401(a) or 403(a), excluding after-tax employee contributions;

                              (B) an annuity contract described in Code Section 403(b), excluding after-tax employee contributions; or

                              (C) an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                    (2) The Plan will accept a participant contribution of an eligible rollover distribution, as defined in Code Section 402(f)(2)(A), from:

                              (A) a qualified plan described in Code Section 401(a) or 403(a);

                              (B) an annuity contract described in Code Section 403(b);

                              (C) an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                    (3) The Plan will accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Code Section 408(a) or 408(b) that is a “conduit IRA” (i.e., an individual retirement account or annuity that solely holds amounts that were rolled over from a qualified retirement plan and earnings on such amounts).

          (c) The Committee may require the Employee requesting to make a rollover contribution to provide whatever documentation and/or certifications the Committee deems necessary to reasonably conclude that the rollover contribution satisfies the conditions set forth in subsection (b) above.

          (d) Rollover contributions must be in cash; contributions in-kind shall not be permitted. Such a contribution shall be held in the Employee’s Rollover Sub-Account and shall be 100% vested at all times. The rollover contribution of an Employee who has not satisfied the initial eligibility requirements of Section 2.1 shall be invested in the Fidelity Puritan Fund, unless and until he makes a different Investment Option specification pursuant to Section 2.4. The rollover contribution of an Employee who has already satisfied the initial eligibility requirements of Section 2.1 shall be invested in accordance with the Employee’s outstanding Investment Option specification.

          (e) If the Committee, after reasonably concluding that a rollover contribution made by an Employee met the conditions set forth in subsection (b) above, later determines that the contribution did not meet those conditions, it shall direct the Trustee to distribute to the Employee the amount of such rollover contribution, plus any earnings attributable thereto, within a reasonable time after such determination.

          (f) A Katrina distribution that qualifies as an eligible rollover distribution pursuant to IRS notice 2005-92 to a plan qualified under Code Section 401(a) may be accepted as a rollover contribution to this Plan. The Employee making such rollover shall have three (3) years from receipt of the Katrina distribution to recontribute the distribution. During this three (3) year period, the Employee can recontribute all or part of his distribution in a single or multiple payments.

3.5 Maximum Deductible Contribution

          In no event shall the Employer be obligated to make a Contribution for a Plan Year in excess of the maximum amount deductible by it under Code Section 404(a)(3).

3.6 Actual Deferral Percentage Test Safe Harbor

          Effective with the Plan Year commencing January 1, 1999, this Plan shall be deemed to meet the requirements of Code Section 401(k)(3)(A)(ii) (the “actual deferral percentage test”) since (1)(A) the rate of Employer Matching Contributions does not increase as an Employee’s rate of Employee Pre-Tax Contributions increases, (B) the aggregate amount of Employer

Matching Contributions at each rate of Employee Pre-Tax Contributions is at least equal to the aggregate amount of Employer Matching Contributions which would be made if Employer Matching Contributions were made on the basis of the percentages described in Code Section 401(k)(12)(B)(i), and (C) the rate of Employer Matching Contributions with respect to any Employee Pre-Tax Contributions of a Highly Compensated Employee at any rate of Employee Pre-Tax Contributions is not greater than that with respect to an Employee who is not a Highly Compensated Employee, and (2) the Committee provides each Eligible Employee, within a reasonable period before each such Plan Year, written notice of the Eligible Employee’s rights and obligations under the Plan which is sufficiently accurate and comprehensive to appraise the Eligible Employee of such rights and obligations and is written in a manner calculated to be understood by the average Eligible Employee.

3.7 Payment of Contributions to Trustee

          Unless an earlier time for contribution is specified elsewhere in this Plan, in all events the Employer shall pay to the Trustee its Contributions for each Plan Year within the time prescribed by law, including extensions of time for the filing of its federal income tax return for the Employer’s taxable year during which such Plan Year ended.

3.8 Employee After-Tax Contributions

          Effective January 1, 1996, no Participant shall be permitted to make employee after-tax contributions under the Plan.

3.9 Actual Contribution Percentage Test Safe Harbor

          Effective with the Plan Year commencing January 1, 1999, this Plan shall be deemed to meet the requirements of Code Section 401(m)(2) (the “actual contribution percentage test”) since (1)(A) the rate of Employer Matching Contributions does not increase as an Employee’s rate of Employee Pre-Tax Contributions increases, (B) the aggregate amount of Employer Matching Contributions at each rate of Employee Pre-Tax Contributions is at least equal to the aggregate amount of Employer Matching Contributions which would be made if Employer Matching Contributions were made on the basis of the percentages described in Code Section 401(k)(12)(B)(i), and (C) the rate of Employer Matching Contributions with respect to any Employee Pre-Tax Contributions of a Highly Compensated Employee at any rate of Employee Pre-Tax Contributions is not greater than that with respect to an Employee who is not a Highly Compensated Employee, (2) the Committee provides each Eligible Employee, within a reasonable period before each such Plan Year, written notice of the Eligible Employee’s rights and obligations under the Plan which is sufficiently accurate and comprehensive to appraise the Eligible Employee of such rights and obligations and is written in a manner calculated to be understood by the average Eligible Employee, and (3) Employer Matching Contributions on behalf of any Employee may not be made with respect to an Employee’s Employee Pre-Tax Contributions in excess of 6 percent of the Employee’s Deferral Compensation.

3.10 Merger of Quest Diagnostics Incorporated Employee Stock Ownership Plan into this Plan

          Effective October 1, 2002, the Quest Diagnostics Incorporated Employee Stock Ownership Plan (the “ESOP”) merged into this Plan, and the assets and liabilities of the ESOP were subsequently transferred to the Trust Fund. The balance of each former ESOP participant’s account under the ESOP immediately prior to the merger was transferred to this Plan. The value of each former ESOP participant’s “Initial Contribution Sub-Account” under the ESOP immediately prior to the merger shall represent the opening balance of such Participant’s Prior ESOP Employer Stock Sub-Account under this Plan, and the value of each former ESOP participant’s “Discretionary Contribution Sub-Account” under the ESOP immediately prior to the merger shall represent the opening balance of such Participant’s Prior ESOP Employer Contributions Sub-Account under this Plan. Such values were determined on the basis of the closing share price of Employer Stock on October 1, 2002, as published in The Wall Street Journal, and by converting shares of Employer Stock to equivalent units.

          A Participant’s Prior ESOP Employer Stock Sub-Account and Prior ESOP Employer Contributions Sub-Account shall be initially invested in the Employer Stock Fund.

          As soon as administratively practicable after the merger, a Participant may designate that his Prior ESOP Employer Stock Sub-Account and his Prior ESOP Employer Contributions Sub-Account be invested in accordance with the Investment Option specification designated by the Participant for the investment of Regular Pre-Tax Contributions. Pursuant to Section 2.4(b), a Participant may change such Investment Option specification. In the absence of a valid Investment Option specification to the contrary, a Participant’s Prior ESOP Employer Stock Sub-Account and Prior ESOP Employer Contributions Sub-Account shall remain invested in the Employer Stock Fund.

3.11 USERRA

          Notwithstanding any provision of this Plan to the contrary, Contributions with respect to qualified military service will be provided in accordance with Code Section 414(u).

3.12 QNEC’s

          To the extent it deems necessary to correct a failure to follow the provisions of the Plan, the Employer may make “qualified nonelective contributions” (as defined in §1.401(k)-1(g)(13) of the Treasury regulations) on behalf of affected individuals in an amount determined by the Employer. Such qualified nonelective contributions shall be held in a Participant’s Qualified Nonelective Contribution Sub-Account and shall be 100% vested at all times.

ARTICLE IV
ALLOCATIONS TO INDIVIDUAL ACCOUNTS

4.1 Individual Accounts

           (a) The Committee shall establish and maintain an Individual Account in the name of each Participant, comprised of the following sub-accounts to which the Committee shall credit all amounts allocated to each such Participant under this Article IV: an Employee Regular Pre-Tax Sub-Account, an Employee Pre-Tax Catch-Up Sub-Account, an Employee After-Tax Sub-Account, an Employer Matching Sub-Account, an Employer Stock Matching Sub-Account, a Partnership Sub-Account, a Rollover Sub-Account, a Prior Plan Rollover Sub-Account, a Pre-1999 Cash Match Sub-Account, a Post-1999 Cash Match Sub-Account, a Pre-1999 Stock Match Sub-Account, a Post-1999 Stock Match Sub-Account, an ESOP Diversification Sub-Account, a Prior ESOP Employer Contributions Sub-Account, a Prior ESOP Employer Stock Sub-Account, a Money Purchase Pension Plan Sub-Account, a Prior Plan Employer Contribution Sub-Account, a Prior Plan Employer Qualified Sub-Account, a CBCLS Employer Contribution Sub-Account, a Prior Employer Match Sub-Account, a Prior Profit Sharing Sub-Account, a Prior Unilab Employer Contribution Sub-Account, a Qualified Nonelective Contribution Sub-Account, a Prior LabOne Employer Match Sub-Account, a Prior LabOne Money Purchase Plan Sub-Account, a Vested Employer Stock Dividend Sub-Account and a Vested Money Purchase Plan Dividend Sub-Account.

          (b) Separate accounts shall be maintained for all former Employee Participants who have an interest in the Plan.

          (c) The maintenance of separate accounts shall not require a segregation of the Trust assets and no Participant shall acquire any right to or interest in any specific asset of the Trust as a result of the allocations provided for in the Plan.

4.2 Allocation of Employee Pre-Tax Contributions

          A Participant’s Regular Pre-Tax Contributions under Section 3.1(a) shall be allocated to the Participant’s Employee Regular Pre-Tax Sub-Account and shall be invested in accordance with the Participant’s outstanding Investment Option specification. A Participant’s Catch-Up Pre-Tax Contributions under Section 3.1(b) shall be allocated to the Participant’s Employee

Pre-Tax Catch-Up Sub-Account and shall be invested in accordance with the Investment Option specification designated by the Participant for the investment of Regular Pre-Tax Contributions.

4.3 Allocation of Employer Matching Contributions

          As of the end of each payroll period, the Employer Matching Contributions made on behalf of a Participant under Section 3.2 shall be allocated to his Employer Matching Sub-Account and shall be invested in accordance with the Investment Option specification designated by the Participant for the investment of Regular Pre-Tax Contributions. Notwithstanding the preceding sentence, Employer Matching Contributions with respect to recharacterized Regular Pre-Tax Contributions shall be made as soon as administratively practicable following the end of the Plan Year for which the Regular Pre-Tax Contributions were originally designated as Catch-Up Pre-Tax Contributions.

4.4 Allocation of Discretionary Contributions

          (a) A Participant’s allocable share as determined under subsection (b) of the Discretionary Contribution shall be credited to the Participant’s Partnership Sub-Account as of the last day of the Plan Year for which his Employer shall make a Discretionary Contribution under Section 3.3 and shall be invested in accordance with the Investment Option specification designated by the Participant for the investment of Regular Pre-Tax Contributions.

          (b) Each Participant who is an Active Participant with respect to a Plan Year for which his Employer shall make a Discretionary Contribution shall receive an allocation of the Discretionary Contribution. Each Participant shall receive an amount equal to the Discretionary Contribution (expressed as a percentage of Deferral Compensation) multiplied by the Participant’s Deferral Compensation during the Plan Year.

4.5 Allocation of Forfeitures

          Any Forfeitures arising under Section 5.5(b)(3) shall be used to the extent necessary to restore a reemployed Participant’s Prior ESOP Employer Stock Sub-Account, Prior ESOP Employer Contributions Sub-Account, Prior Employer Match Sub-Account or Prior Unilab Employer Contribution Sub-Account as provided in Section 5.5(b)(3) and/or shall be applied to reduce Employer Contributions (including corrective allocations made to the Plan and earnings on such corrective allocations).

4.6 Maximum Additions

          (a) Notwithstanding anything herein to the contrary, the sum of the Regular Pre-Tax Contributions, Employer Matching Contributions and Discretionary Contributions allocated to a Participant’s Individual Account for any Limitation Year (the “Annual Additions”), when combined with any annual additions credited to the Participant for the same period under any other qualified defined contribution plan maintained by the Employer or an Affiliate, shall not exceed the lesser of the following:

                    (1) $45,000, as adjusted for increases in the cost-of-living under Code Section 415(d); or

                    (2) 100% of the Participant’s total Section 415 Compensation received from the Employer for such Limitation Year.

          (b) In the event a Participant is covered by this Plan and any other qualified defined contribution plan maintained by the Employer (or an Affiliate), the maximum Annual Additions to this Plan shall be decreased as determined necessary by the Employer to insure that the limitations of Code Section 415(c) are not exceeded.

          In the event that corrective adjustments in the Annual Additions to any Individual Accounts are required as a result of Forfeitures or due to a reasonable error in estimating a Participant’s compensation or in determining the amount of Regular Pre-Tax Contributions that may be made with respect to any Participant under the annual additions limit of Section 4.6(a), the adjustment shall first be made by reducing the Regular Pre-Tax Contributions, next the Discretionary Contributions, and finally the Employer Matching Contributions.

          Any amounts withheld or taken from a Participant’s Individual Account pursuant to the preceding paragraph shall be segregated in the Trust Fund in a separate account and applied toward the Contribution of the Employer for the next Limitation Year, except that Regular Pre-Tax Contributions (and earnings thereon) shall be distributed to the Participant who made them.

ARTICLE V
DISTRIBUTIONS

5.1 Normal Retirement

          Upon the retirement of a Participant on or after attaining his Normal Retirement Age, the value of his entire Individual Account (as determined under Section 5.10) automatically shall become 100% vested and shall become payable as soon as administratively feasible following his retirement. The Committee shall thereupon direct the Trustee to distribute to the retiring Participant such amount in accordance with Section 5.6.

5.2 Disability

          Upon the Total and Permanent Disability of a Participant, the value of his entire Individual Account (as determined under Section 5.10) automatically shall become 100% vested. As soon as administratively feasible following a Participant’s Total and Permanent Disability, the Committee shall direct the Trustee to distribute to the Participant such amount in accordance with Section 5.6. Notwithstanding the preceding sentence, pursuant to Section 5.7(b), consent of the Participant may be required before distribution can be made.

5.3 Death Before Retirement or Termination of Employment

          (a) Upon the death of a Participant before retirement or termination of employment, the value of such Participant’s entire Individual Account (as determined under Section 5.10) automatically shall become 100% vested and shall become payable in accordance with subsection (b). The Committee shall direct the Trustee to distribute to the deceased Participant’s Beneficiary such amount in accordance with Section 5.6. After the death of the Participant and before distribution of the Participant’s Individual Account balance, the Participant’s Beneficiary shall be entitled to select the Investment Options in which the Individual Account will be invested in accordance with the same rules then applicable to Participant selection of Investment Options.

          (b) (1) If a Participant other than a CPF Pension Plan Participant or LabOne Pension Plan Participant dies, the Beneficiary shall receive the Individual Account in a lump sum or installments under Section 5.6(c) as soon as administratively feasible unless the Beneficiary defers the distribution subject o Section 5.9(c).

          (b) (2) If a CPF Pension Plan Participant or a LabOne Pension Plan Participant dies with his surviving spouse as Beneficiary, the Individual Account shall be paid by purchase of an annuity contract providing for annuity payments for the spouse’s lifetime, unless the spouse elects to receive the Individual Account in a lump sum or in installments under Section 5.6(c). Subject to Section 5.9(c), payments shall commence at a time designated by the spouse, but in no event earlier than a date that falls as soon as administratively feasible following the Participant’s date of death.

5.4 Death After Retirement or Termination of Employment

          (a) Upon the death of a Participant who has terminated employment but who has not received (or begun receiving) his benefit under Section 5.6, the value of the vested portion of such Participant’s Individual Account (as determined under Section 5.5(b)(2) and Section 5.10) shall become payable in accordance with subsection (b). (For any Participant who has begun benefit payments under Section 5.6, the provisions of such form of distribution shall control any payments upon the death of such Participant.) The Committee shall direct the Trustee to distribute to the deceased Participant’s Beneficiary such amount in accordance with Section 5.6. After the death of the Participant and before distribution of the Participant’s Individual Account balance, the Participant’s Beneficiary shall be entitled to select the Investment Options in which the Individual Account will be invested in accordance with the same rules then applicable to Participant selection of Investment Options.

          (b) (1) If a Participant other than a CPF Pension Plan Participant or LabOne Pension Plan Participant dies, the Beneficiary shall receive the Individual Account in a lump sum or installments under Section 5.6(c) as soon as administratively feasible unless the Beneficiary defers the distribution subject o Section 5.9(c).

          (b) (2) If a CPF Pension Plan Participant or a LabOne Pension Plan Participant dies with his surviving spouse as Beneficiary, the Individual Account shall be paid by purchase of an annuity contract providing for annuity payments for the spouse’s lifetime, unless the spouse elects to receive the Individual Account in a lump sum or in installments under Section 5.6(c). Subject to Section 5.9(c), payments under an annuity contract shall commence at a time designated by the spouse, but in no event earlier than a date that falls as soon as administratively feasible following the Participant’s date of death.

5.5 Termination of Employment

          (a) Upon the termination of employment of a Participant due to a reduction-in-force, the value of his entire Individual Account (as determined under Section 5.10) automatically shall become 100% vested. As soon as administratively feasible following a Participant’s termination of employment due to a reduction-in-force, the Committee shall direct the Trustee to distribute to the Participant such amount in accordance with Section 5.6. Notwithstanding the preceding sentence, pursuant to Section 5.7(b), consent of the Participant may be required before distribution can be made.

          (b) (1) Upon termination of employment for any reason other than retirement under Section 5.1, disability under Section 5.2, death under Section 5.3, or reduction-in-force under subsection (a) above, a Participant shall be entitled to the value of the vested portion of his Individual Account (as determined under paragraph (b)(2) below and Section 5.10).

          As soon as administratively feasible following a Participant’s termination of employment, the Committee shall direct the Trustee to distribute to such Participant the value of the vested portion of his Individual Account. Notwithstanding the preceding sentence, pursuant to Section 5.7(b), consent of the Participant may be required before distribution can be made.

                    (2) (A) A Participant shall at all times be 100% vested in each portion of his Individual Account other than his Prior ESOP Employer Stock Sub-Account, his Prior ESOP Employer Contributions Sub-Account, his Prior Employer Match Sub-Account, his Prior Unilab Employer Contribution Sub-Account, his Prior LabOne Money Purchase Sub-Account, and his Prior LabOne Employer Match Sub-Account (i.e., his Employee Regular Pre-Tax Sub-Account, Employee Pre-Tax Catch-Up Sub-Account, Employee After-Tax Sub-Account, Employer Matching Sub-Account, Employer Stock Matching Sub-Account, Partnership Sub-Account, Rollover Sub-Account, ESOP Diversification Sub-Account, Money Purchase Pension Plan Sub-Account, Prior Plan Employer Contribution Sub-Account, Prior Plan Employer Qualified Sub-Account, CBCLS Employer Contribution Sub-Account, Prior Profit Sharing Sub-Account and Qualified Nonelective Contribution Sub-Account).

                              (B) A Participant shall have a vested interest in the following percentage of his Prior ESOP Employer Stock Sub-Account, taking into account only Years of Vesting Service credited for periods of employment on or after December 31, 1996:

Years of Vesting Service	Vested Interest

Less than 2	0%
2 or more	100%

Notwithstanding the preceding, (i) a Participant who was an active Employee or who was on an authorized leave of absence as of August 16, 1999 automatically shall be 100% vested in his Prior ESOP Employer Stock Sub-Account; and (ii) a Participant who terminated employment prior to August 16, 1999 with fewer than two Years of Vesting Service (taking into account only Years of Vesting Service credited for periods of employment on or after December 31, 1996), and who subsequently returns as an Employee after August 16, 1999 prior to incurring a five-year Period of Severance beginning immediately after the date his employment terminated, automatically shall become 100% vested in his Prior ESOP Employer Stock Sub-Account as of the date of his reemployment.

                              (C) A Participant shall have a vested interest in the following percentage of his Prior ESOP Employer Contributions Sub-Account, taking into account all Years of Vesting Service:

Years of Vesting Service	Vested Interest

Less than 3	0%
3 or more	100%

                              (D) An AML-East Plan Participant or an AML-West Plan Participant shall have a vested interest in the following percentage of his Prior Employer Match Sub-Account:

Years of Vesting Service	Vested Interest

0	0%
1	25%
2	50%
3	100%

                              (E) A Unilab Plan Participant shall have a vested interest in the following percentage of his Prior Unilab Employer Contribution Sub-Account:

Years of Vesting Service	Vested Interest

0	0%
1	10%
2	20%
3	50%
4	100%

                              (F) A LabOne (k) Plan Participant shall have a vested interest in the following percentage of his Prior LabOne Employer Match Sub Account:

Years of Vesting Service	Vested Interest

Less than 3	0%
3 or more	100%

                              (G) A LabOne Pension Plan Participant shall have a vested interest in the following percentage of his Prior LabOne Money Purchase Plan Sub-Account:

Years of Vesting Service	Vested Interest

Less than 5	0%
5 or more	100%

                              (H) Notwithstanding the preceding provisions of this Section 5.5(b)(2), a Participant shall be 100% vested in his entire Individual Account upon termination of employment after the attainment of his Normal Retirement Age.

                    (3) (A) If a Participant’s employment terminates for any reason other than retirement under Section 5.1, disability under Section 5.2, death under Section 5.3 or reduction-in-force under Section 5.5(a) at a time when he has no vested interest in his Prior ESOP Employer Stock Sub-Account and/or his Prior ESOP Employer Contributions Sub-Account, the Committee nonetheless shall treat the Participant as if he had received a distribution of his Prior ESOP Employer Stock Sub-Account and/or his Prior ESOP Employer Contributions Sub-Account on the date his employment terminated and shall forfeit the Participant’s entire Prior ESOP Employer Stock Sub-Account and/or his entire Prior ESOP Employer Contributions Sub-Account as soon as administratively feasible after the date his employment terminated. If the former Participant returns as an Employee prior to incurring a five-year Period of Severance beginning immediately after the date his employment terminated, his Prior ESOP Employer Stock Sub-Account and/or his Prior ESOP Employer Contributions Sub-Account, determined as of the date of forfeiture, shall be fully restored to him as soon as administratively feasible after his reemployment. In such case, the Participant’s Individual Account shall be restored first out of Forfeitures for such Plan Year and, if such Forfeitures are insufficient to restore such Individual Account, the Employer shall make a special contribution to the extent necessary so that the Participant’s Individual Account is fully restored.

                              (B) If the employment of an AML-East Plan Participant or an AML-West Plan Participant terminates for any reason other than retirement under Section 5.1, disability under Section 5.2, death under Section 5.3 or reduction-in-force under Section 5.5(a) at a time when he is not fully vested in his Prior Employer Match Sub-Account, then the Committee shall follow the procedure set forth in clause (i) or that set forth in clause (ii) below, as appropriate:

                                        (i) If the Participant had no vested interest in his Prior Employer Match Sub-Account at the time of his termination of employment, the Committee nonetheless shall treat the Participant as if he had received a distribution on the date his employment terminated and shall forfeit the Participant’s entire Prior Employer Match Sub-Account as soon as administratively feasible after the date his employment terminated. If such a Participant returns as an Employee prior to incurring a five-year Period of Severance, his Prior Employer Match Sub-Account, determined as of the date of his deemed distribution, shall be fully restored to him as soon as administratively feasible after his reemployment.

                                                  If the Participant had a 25% or 50% vested interest in his Prior Employer Match Sub-Account at the time of his termination of employment and if he receives a distribution of such vested interest before he incurs a five-year Period of Severance, the remaining portion of his Prior Employer Match Sub-Account shall be forfeited as soon as administratively feasible after the date of distribution. If such a Participant returns as an Employee prior to incurring a five-year Period of Severance and if he repays the full amount of the distribution paid to him by reason of his termination of employment no later than the fifth anniversary of the date of his reemployment, then his Prior Employer Match Sub-Account, determined as of the date of the distribution of his vested interest, shall be fully restored to him as soon as administratively feasible after such repayment is made.

                                        A Participant’s Prior Employer Match Sub-Account shall be restored first out of Forfeitures for such Plan Year and, if such Forfeitures are insufficient to restore such Prior Employer Match Sub-Account, the Employer shall make a special contribution to the extent necessary so that the Participant’s Prior Employer Match Sub-Account is fully restored.

                              (ii) If the Participant had a 25% or 50% vested interest in his Prior Employer Match Sub-Account at the time of his termination of employment and if he does not receive a distribution of such vested interest before he incurs a five-year Period of Severance, the remaining portion of his Prior Employer Match Sub-Account shall be forfeited as soon as administratively feasible after such five-year Period of Severance has been incurred.

                    (C) If the employment of a Unilab Plan Participant terminates for any reason other than retirement under Section 5.1, disability under Section 5.2, death under Section 5.3 or reduction-in-force under Section 5.5(a) at a time when he is not fully vested in his Prior Unilab Employer Contribution Sub-Account, then the Committee shall follow the procedure set forth in clause (i) or that set forth in clause (ii) below, as appropriate:

                              (i) If the Participant had no vested interest in his Prior Unilab Employer Contribution Sub-Account at the time of his termination of employment, the Committee nonetheless shall treat the Participant as if he had received a distribution on the date his employment terminated and shall forfeit the Participant’s entire Prior Unilab Employer Contribution Sub-Account as soon as administratively feasible after the date his employment terminated. If such a Participant returns as an Employee prior to incurring a five-year Period of Severance, his Prior Unilab Employer Contribution Sub-Account, determined as of the date of his deemed distribution, shall be fully restored to him as soon as administratively feasible after his reemployment.

                                        If the Participant is partially vested in his Prior Unilab Employer Contribution Sub-Account at the time of his termination of employment and if he receives a distribution of his vested interest before he incurs a five-year Period of Severance, the remaining portion of his Prior Unilab Employer Contribution Sub-Account shall be forfeited as soon as administratively feasible after the date of distribution. If such a Participant returns as an

Employee prior to incurring a five-year Period of Severance and if he repays the full amount of the distribution paid to him by reason of his termination of employment no later than the fifth anniversary of the date of his reemployment, then his Prior Unilab Employer Contribution Sub-Account, determined as of the date of the distribution of his vested interest, shall be fully restored to him as soon as administratively feasible after such repayment is made.

                                        A Participant’s Prior Unilab Employer Contribution Sub-Account shall be restored first out of Forfeitures for such Plan Year and, if such Forfeitures are insufficient to restore such Prior Unilab Employer Contribution Sub-Account, the Employer shall make a special contribution to the extent necessary so that the Participant’s Prior Unilab Employer Contribution Sub-Account is fully restored.

                              (ii) If the Participant is partially vested interest in his Prior Unilab Employer Contribution Sub-Account at the time of his termination of employment and if he does not receive a distribution of such vested interest before he incurs a five-year Period of Severance, the remaining portion of his Prior Unilab Employer Contribution Sub-Account shall be forfeited as soon as administratively feasible after such five-year Period of Severance has been incurred.

          (c) In the event a Participant who terminated his employment with an Employer is reemployed as an Employee prior to receiving a distribution of his Individual Account, he shall not be entitled to a distribution as provided in this Section 5.5 due to such termination, but shall be entitled to a distribution as determined herein upon any subsequent termination of employment for any reason.

5.6 Method of Payment

          (a) Normal Form

                    The normal form of distribution under the Plan is a lump sum and the remainder of this Section shall not be applicable to a Participant whose normal form is a lump sum. All Participants are subject to this paragraph except such Participants as described in the next paragraph who have a portion of their Individual Account attributable to a money purchase pension plan which was merged with this Plan. Lump sum payments from investments held in the Employer Stock Fund may be distributed in cash or in Employer Stock, at the election of the Participant. In the absence of a valid election on the part of the Participant, payments from investments held in the Employer Stock Fund shall be distributed in cash. Lump sum payments from other investments shall be made only in cash.

                    Notwithstanding the above, for a CPF Pension Plan Participant and a LabOne Pension Plan Participant, the automatic form for a married Participant is a qualified joint and survivor annuity with one-half of the Participant’s lifetime amount payable after his death to his surviving spouse. The automatic form for an unmarried Participant is a single life annuity. A CPF Pension Plan Participant and a LabOne Pension Plan Participant shall be subject to (b), (c), (d) and (e) of this Section.

          (b) Election Procedures

                    (1) No less than seven and no more than 90 days (180 days after December 31, 2007) before distribution of a Participant’s benefit commences, each Participant and his spouse (if any) shall be given a written notice to the effect that if the Participant is married on the date of commencement of payments, benefits will be payable in the form of a “qualified joint and survivor annuity” under subsection (d) unless the Participant, with the consent of his spouse, elects to the contrary prior to the commencement of payments. Consent of the spouse is not required for an election under (c)(3) unless the Beneficiary is not the spouse. The notice shall describe, in a manner intended to be understood by the Participant and his spouse, the terms and conditions of the qualified joint and survivor annuity, the financial effect of the election of an optional form or absence of election, the rights of the Participant to elect an optional form or to revoke such an election, and the rights of the Participant’s spouse to consent to an election of an optional form. In addition, the notice shall inform the Participant that he has 30 days to elect whether to have benefits paid in an optional form.

                    (2) During the 90-day period (180-day period after December 31, 2007) ending on the day his distribution commences, each Participant may elect to have his benefit hereunder paid under the normal form or any one of the options set forth in subsection (c) in lieu of the automatic form provided for in subsection (a).

                    (3) A Participant who desires to have his benefit hereunder paid under one of the optional methods provided in subsection (c) shall make such an election by making an Appropriate Request. An election by a Participant to receive his retirement benefit under any of the optional methods of payment as provided in subsection (c) may be revoked by such Participant at any time and any number of times during the 90-day period (180-day period after

December 31, 2007) ending on the day his benefit payments commence. After retirement benefit payments have commenced, no elections or revocations of an optional method will be permitted under any circumstances.

          (c) Available Options

                    (1) Monthly, quarterly or annual installments from the Trust Fund over a period not to exceed the lesser of (A) 10 years, or (B) the life expectancy of the Participant or the joint life expectancies of the Participant and his Beneficiary, in either case determined at the time payments commence. Life expectancies shall be determined when payments commence and shall not thereafter be recalculated. Installment payments shall be made pro-rata from the various Sub-Accounts within the Participant’s Individual Account.

                    (2) An annuity contract, purchased from an insurance company (or similar source) by the Committee utilizing the value of the vested portion of the Participant’s Individual Account, which provides for equal monthly payments over the Participant’s lifetime and which contains such other terms and provisions as may be approved in writing by such Participant.

                    (3) An annuity contract, purchased from an insurance company (or similar source) by the Committee utilizing the value of the vested portion of the Participant’s Individual Account, which provides for equal monthly payments over the Participant’s lifetime and for such monthly payments (or one-half thereof or after December 31, 2007, three-quarters thereof) to be continued after his death to the Participant’s designated Beneficiary over the lifetime of the Beneficiary. If the designated Beneficiary is not living at the death of the Participant, no additional benefit shall be payable hereunder. Such annuity contract shall contain such other terms and provisions as may be approved in writing by the electing Participant.

                    (4) An annuity contract, purchased from an insurance company (or similar source) by the Committee utilizing the value of the vested portion of the Participant’s Individual Account, which provides for equal monthly payments over the Participant’s lifetime and in the event of his death before 120 monthly payments have fallen due, such payments shall be continued to the Participant’s designated Beneficiary until the remainder of the 120 monthly payments have been paid. Such annuity contract shall contain such other terms and provisions as may be approved in writing by the electing Participant. (This optional method shall not be available to a Beneficiary.)

          (d) Qualified Joint and Survivor Annuity

                    If a Participant is married on the date distribution of his Individual Account commences, a joint and survivor annuity with one-half of the Participant’s lifetime amount payable after his death to his surviving spouse (to whom he was married on the date payments to the Participant first commenced) as his Beneficiary must be elected or another joint and survivor annuity described in (c)(3) must be elected in lieu thereof or the Participant’s spouse must consent in writing to any other form elected. Such consent shall acknowledge its effect and be witnessed by a Committee member (or an authorized representative) or a notary public. Spousal consent is not required if there is no spouse, the spouse cannot be located or under such other circumstances as may be prescribed by regulations. Any spousal consent shall only be applicable to the spouse granting such consent.

5.7 Cash-Outs; Consent

          (a) (1) Effective for distributions payable on or after March 28, 2005, if a Participant retires under Section 5.1, becomes disabled under Section 5.2 or terminates employment under Section 5.5 and the value of the vested portion of his Individual Account (as determined under Section 5.10) does not exceed $1,000 as of the first date thereafter upon which such Individual Account is valued for purposes of determining if it exceeds $1,000, the Committee shall direct the Trustee to distribute to the Participant such amount in accordance with Section 5.6(a) as soon as administratively feasible following such valuation date. If the value of the vested portion of such a Participant’s Individual Account exceeds $1,000 upon such valuation date, but is $1,000 or less as of any subsequent date upon which such Individual Account is valued for purposes of determining if it exceeds $1,000, the Committee shall direct the Trustee to distribute to the Participant such amount in accordance with Section 5.6(a) as soon as administratively feasible following such valuation date.

                    (2) If a Participant dies under Sections 5.3 or 5.4 and the value of the vested portion of his Individual Account (as determined under Section 5.10) does not exceed $5,000 as of the first date thereafter upon which such Individual Account is valued for purposes of determining if it exceeds $5,000, the Committee shall direct the Trustee to distribute to the Participant’s Beneficiary such amount in accordance with Section 5.6(a) as soon as administratively feasible following such valuation date. If the value of the vested portion of such a Participant’s Individual Account exceeds $5,000 upon such valuation date, but is $5,000 or less as of any subsequent date upon which such Individual Account is valued for purposes of determining if it exceeds $5,000, the Committee shall direct the Trustee to distribute to the Participant’s Beneficiary such amount in accordance with Section 5.6(a) as soon as administratively feasible following such valuation date.

          (b) If a Participant becomes disabled under Section 5.2 or terminates employment under Section 5.5 and the value of the vested portion of his Individual Account (as determined under Section 5.10) exceeds $1,000 (and such value exceeds $1,000 as of each subsequent date upon which such Individual Account is valued for purposes of determining if it exceeds $1,000), then no distribution shall be made prior to the Participant’s “required beginning date” under Section 5.9(f)(5) unless he consents to the making of such distribution through an Appropriate Request. Distribution shall commence no later than 90 days from the date the consent of the Participant is obtained. The Participant shall be given a notice of the right to defer any distribution until his “required beginning date” under Section 5.9(f)(5). Such notification shall be addressed no less than 30 days and no more than 90 days prior to the date distribution commences. Notwithstanding the preceding sentence, distribution may commence less than 30 days after the notification was addressed, as long as the notification informs the Participant that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution.

5.8 Benefits to Minors and Incompetents

          (a) In case any person entitled to receive payment under the Plan shall be a minor, the Committee, in its discretion, may distribute such payment in any one or more of the following ways:

                    (1) By payment thereof directly to such minor;

                    (2) By application thereof for the benefit of such minor;

                    (3) By payment thereof to either parent of such minor or to any person who shall be legally qualified and shall be acting as guardian of the person or the property of such minor, provided the parent or adult person to whom any amount shall be paid shall have advised the Committee in writing that he will hold or use such amount for the benefit of such minor.

          (b) In the event a person entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor shall have been made by a duly qualified legal representative of such person), such payment in the discretion of the Committee may be made to the spouse, son, daughter, parent, brother or sister of the recipient or to any other person who is responsible for the welfare of such recipient.

          (c) Any payments made under subsections (a) or (b) shall, to the extent of the payments, fully discharge the obligations of the Committee and the Plan to any other person making a claim hereunder with respect to such payments.

5.9 Payment of Benefits

          (a) Except as provided in subsection (b), in the event a Participant’s Individual Account shall be due and payable under this Article V and the Participant has not elected otherwise in accordance with the Plan, any payment of benefits to the Participant shall begin not later than 60 days after the close of the Plan Year in which occurs the latest of:

                    (1) the date on which the Participant attains age 65;

                    (2) the 10th anniversary of the date in which the Participant commenced participation in the Plan; and

                    (3) termination of employment of the Participant with the Employer.

          (b) The requirements of subsections (b) – (e) of this Section 5.9 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year. The requirements of subsections (b) – (e) will take precedence over any inconsistent provisions of the Plan. All distributions required under subsections (b) – (e) will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9).

          (c) (1) The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s “required beginning date.”

                    (2) If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

                              (A) If the Participant’s surviving spouse is the Participant’s sole “designated beneficiary,” then, except as provided in paragraph (4) below, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

                              (B) If the Participant’s surviving spouse is not the Participant’s sole “designated beneficiary,” then, except as provided in paragraph (4) below, distributions to the

“designated beneficiary” will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                              (C) If there is no “designated beneficiary” as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

                              (D) If the Participant’s surviving spouse is the Participant’s sole “designated beneficiary” and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this paragraph (2), other than subparagraph (A), will apply as if the surviving spouse were the Participant.

                    For purposes of this paragraph (2) and subsection (e), distributions are considered to begin on the Participant’s “required beginning date” (or, if subparagraph (D) applies, the date distributions are required to begin to the surviving spouse under subparagraph (A)). If distributions under an annuity purchased from any insurance company irrevocably commence to the Participant before the Participant’s “required beginning date” (or to the surviving spouse before the date distributions are required to begin to the surviving spouse under subparagraph (A)), the date distributions are considered to begin is the date distributions actually commence.

                    (3) Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the “required beginning date,” as of the first “distribution calendar year” distributions will be made in accordance with subsections (d) and (e) of this Section 5.9. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury regulations.

                    (4) Notwithstanding paragraph (2), if a Participant dies before distributions begin and there is a “designated beneficiary,” distribution to the “designated beneficiary” is not required to begin by the date specified in paragraph (2), but the Participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving spouse is the Participant’s sole “designated beneficiary” and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this paragraph (4) will apply as if the surviving spouse were the Participant. This paragraph shall apply to distributions in the form of a lump sum.

          (d) (1) During the Participant’s lifetime, the minimum amount that will be distributed for each “distribution calendar year” is the lesser of:

                              (A) the quotient obtained by dividing the “Participant’s account balance” by the distribution period in the Uniform Lifetime Table in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the “distribution calendar year”; or

                              (B) if the Participant’s sole “designated beneficiary” for the “distribution calendar year” is the Participant’s spouse, the quotient obtained by dividing the “Participant’s account balance” by the number in the Joint and Last Survivor Table in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the “distribution calendar year.”

               (2) Required minimum distributions will be determined under this subsection (d) beginning with the first “distribution calendar year” and up to and including the “distribution calendar year” that includes the Participant’s date of death.

          (e) (1) (A) If the Participant dies on or after the date distributions begin and there is a “designated beneficiary,” the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the “Participant’s account balance” by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s “designated beneficiary,” determined as follows:

                                        (i) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                                        (ii) If the Participant’s surviving spouse is the Participant’s sole “designated beneficiary,” the remaining life expectancy of the surviving spouse is calculated for each “distribution calendar year” after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For “distribution calendar years” after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

                                        (iii) If the Participant’s surviving spouse is not the Participant’s sole “designated beneficiary,” the “designated beneficiary’s” remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

                              (B) If the Participant dies on or after the date distributions begin and there is no “designated beneficiary” as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the “Participant’s account balance” by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                    (2) (A) Except as provided in subsection (c)(4), if the Participant dies before the date distributions begin and there is a “designated beneficiary,” the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the “Participant’s account balance” by the remaining life expectancy of the Participant’s “designated beneficiary,” determined as provided in paragraph (1).

                              (B) If the Participant dies before the date distributions begin and there is no “designated beneficiary” as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

                              (C) If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole “designated beneficiary,” and the surviving spouse dies before distributions are required to begin to the surviving spouse under subsection (c)(2)(A), this paragraph (2) will apply as if the surviving spouse were the Participant.

          (f) For purposes of this Section 5.9, the following words and phrases shall have the meanings indicated:

                    (1) Designated beneficiary – The individual who is designated as the Beneficiary under Section 2.3 of the Plan and is the “designated beneficiary” under Code Section 401(a)(9) and section 1.401(a)(9)-1, Q&A 4, of the Treasury regulations.

                    (2) Distribution calendar year – A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first

“distribution calendar year” is the calendar year immediately preceding the calendar year that contains the Participant’s “required beginning date.” For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to subsection (c)(2). The required minimum distribution for the Participant’s first “distribution calendar year” will be made on or before the Participant’s “required beginning date.” The required minimum distribution for other “distribution calendar years,” including the required minimum distribution for the “distribution calendar year” in which the Participant’s “required beginning date” occurs, will be made on or before December 31 of that “distribution calendar year.”

                    (3) Life expectancy – Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

                    (4) Participant’s account balance – The account balance as of the last valuation date in the calendar year immediately preceding the “distribution calendar year” (valuation calendar year), increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date, and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the “distribution calendar year” if distributed or transferred in the valuation calendar year.

                    (5) Required beginning date – The April 1 of the calendar year following the later of (A) the calendar year in which the Participant attains age 70½, or (B) the calendar year in which the Participant retires. Notwithstanding the preceding sentence, the “required beginning date” of a Participant who is a “five-percent owner” (as defined in Code Section 416(i)) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70½ is the April 1 of the calendar year following the calendar year in which the Participant attains age 70½.

5.10 Valuation of Accounts

          (a) All distributions hereunder made on or after October 2, 2006 shall be based upon the value of the Participant’s Individual Account as determined under this Section 5.10. All distributions hereunder made prior to October 2, 2006 shall be based on the value of the

Participant’s Individual Account as determined under the provisions of this Plan as in effect on the date of such distribution.

                    The value of a Participant’s Individual Account upon a distribution hereunder shall be the sum of paragraphs (1)-(27) below, where:

                    (1) is the product of (A) the closing Net Asset Value of the Fidelity Contrafund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (2) is the product of (A) the closing Net Asset Value of the Fidelity Diversified International Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (3) is the product of (A) the closing Net Asset Value of the Fidelity Equity-Income Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (4) is the product of (A) the closing Net Asset Value of the Fidelity Freedom Income Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (5) is the product of (A) the closing Net Asset Value of the Fidelity Freedom 2000 Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (6) is the product of (A) the closing Net Asset Value of the Fidelity Freedom 2005 Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (7) is the product of (A) the closing Net Asset Value of the Fidelity Freedom 2010 Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (8) is the product of (A) the closing Net Asset Value of the Fidelity Freedom 2015 Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (9) is the product of (A) the closing Net Asset Value of the Fidelity Freedom 2020 Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (10) is the product of (A) the closing Net Asset Value of the Fidelity Freedom 2025 Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (11) is the product of (A) the closing Net Asset Value of the Fidelity Freedom 2030 Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                     (12) is the product of (A) the closing Net Asset Value of the Fidelity Freedom 2035 Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (13) is the product of (A) the closing Net Asset Value of the Fidelity Freedom 2040 Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (14) is the product of (A) the closing Net Asset Value of the Fidelity Freedom 2045 Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (15) is the product of (A) the closing Net Asset Value of the Fidelity Freedom 2050 Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (16) is the product of (A) the closing Net Asset Value of the Fidelity Growth & Income Portfolio on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (17) is the product of (A) the closing Net Asset Value of the Fidelity Low Priced Stock Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (18) is the product of (A) the closing Net Asset Value of the Fidelity OTC Portfolio on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (19) is the product of (A) the closing Net Asset Value of the Fidelity Puritan Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (20) is the product of (A) the closing Net Asset Value of the Fidelity Spartan U.S. Equity Index Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (21) is the product of (A) the closing Net Asset Value of the Fidelity U.S. Bond Index Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (22) is the product of (A) the closing Net Asset Value of the Lord Abbett Small-Cap Value Fund (Class Y) on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (23) is the number of shares of the Managed Income Portfolio II Class 3 allocated to the Participant’s Individual Account as of such Valuation Date; and

                    (24) is the product of (A) the closing Net Asset Value of the T. Rowe Price Institutional Large-Cap Growth Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (25) is the product of (A) the per unit value of the Employer Stock Fund on the Valuation Date, and (B) the number of units of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (26) is the product of (A) the per unit Value of Employer Stock Fund on the Valuation Date, and (B) the number of units of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (27) effective prior to December 30, 2006, is the product of (A) the closing Net Asset Value of the Corning Stock Fund and the Covance Stock Fund on the Valuation Date, and (B) the number of shares of such funds allocated to the Participant’s Individual Account as of such Valuation Date.

5.11 Direct Rollovers

          (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (b) (1) An “eligible rollover distribution” is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and any hardship distribution. For purposes of the preceding sentence, a portion of a distribution shall not fail to be an “eligible rollover distribution” merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be paid only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                    (2) An “eligible retirement plan” is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), a qualified retirement plan described in Code Section 401(a), an eligible deferred compensation plan described in Code Section 457(b) which is maintained by an eligible employer described in Code Section 457(e)(1)(A), or an annuity contract described in Code Section 403(b), that accepts the distributee’s eligible rollover distribution.

                    (3) A “distributee” includes an employee or former employee. In addition, the employee’s or former employee’s surviving spouse and the employee’s or former employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse. Effective for distributions after December 31, 2007, a distributee shall also include a non-spouse Beneficiary. However, for purposes of a distribution to a non-spouse beneficiary, an eligible retirement plan, as described in Section 5.11(b)(2) of the Plan, shall be limited to an individual retirement account described in Code Section 408(a) or an individual retirement annuity as described in Code Section 408(b).

                    (4) A “direct rollover” is a payment by the Plan to the eligible retirement plan specified by the distributee.

5.12 Payment to Alternate Payee Under QDRO

          (a) Notwithstanding any other provision of this Plan, once the Committee determines that a domestic relations order is a qualified domestic relations order (“QDRO”) within the meaning of ERISA Section 206(d)(3), unless the QDRO specifically provides otherwise, the alternate payee specified in the QDRO may, through an Appropriate Request, elect to receive a distribution of the amount assigned to the alternate payee in the QDRO in accordance with Section 5.6(a). The Committee shall direct the Trustee to distribute to the alternate payee such amount as soon as administratively feasible following receipt of an Appropriate Request made by the alternate payee.

          (b) Effective November 1, 2003, and notwithstanding any other provision of the Plan, upon receipt of an executed QDRO, upon receipt of a joinder that references the Plan, or upon direction provided the Plan’s recordkeeper by the Committee, the Plan’s recordkeeper shall place a disbursement restriction upon the Participant’s Individual Account. The scope and duration of such disbursement restriction shall be determined by procedures adopted by the Committee and applied in a uniform and nondiscriminatory manner.

          (c) Effective November 1, 2003, an administrative charge, in an amount determined by the Committee, may be imposed on the Individual Account of a Participant who is subject to a domestic relations order received on or after such date and on the separate account established on behalf of the alternate payee specified in the order. Such charge shall be imposed pursuant to procedures adopted by the Committee and applied in a uniform and nondiscriminatory manner.

5.13 Distribution Upon Severance from Employment

          Effective January 1, 2002, a Participant’s Employee Regular Pre-Tax Sub-Account and Employee Pre-Tax Catch-Up Sub-Account may be distributed upon a “severance from employment,” as such term is defined under Code Section 401(k)(2)(B)(i)(I). However, such a distribution shall be subject to the other provisions of the Plan regarding distributions. The preceding provisions shall apply in the case of a “severance from employment” which occurs before January 1, 2002 or on or after such date.

ARTICLE VI
LOANS AND WITHDRAWALS

6.1 Loans to Participants

          A Participant who is a “party in interest” as defined in ERISA Section 3(14) may, by making an Appropriate Request, request a loan from the Trust Fund. The following additional rules shall apply:

          (a) Loans shall be made available to all eligible Participants on a reasonably equivalent basis; provided, however, that the Committee shall retain the power to approve or decline a loan and may make reasonable distinctions based upon creditworthiness, other obligations of the Participant, state laws affecting payroll deductions, and any other factors that may adversely affect the Employer’s ability to deduct loan repayments from a Participant’s pay.

          (b) A Participant may only have one loan outstanding at any time. For purposes of this subsection (b), a loan that is deemed in default under subsection (h) shall be treated as outstanding.

          (c) The minimum new loan amount shall be $1,000. If a Participant’s Individual Account balance is insufficient to support the minimum loan amount loan because of the maximum loan restrictions set forth below, no loan shall be made. The maximum amount of any loan, when added to the outstanding balance of any existing loan from this Plan, shall be the lesser of (1) and (2):

                    (1) $50,000 reduced by the excess of the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date the loan is made over the outstanding balance of loans from the Plan on the date the loan is made.

                    (2) One-half of the value of the vested portion of the Participant’s Individual Account on the date the loan is made.

                    For purposes of this subsection (c), a loan that is deemed in default under subsection (h) shall be treated as an existing loan, and interest accrued on such loan since it was deemed in default shall be considered part of the outstanding balance of such loan.

          (d) All loans shall be repayable over a period of not more than five years, except that a loan used by the Participant to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant shall be repayable over a period of not more than 10 years.

          (e) Each loan shall be secured by one-half of the value of the vested portion of the Participant’s Individual Account balance; shall bear interest at a rate of one percent (1%) above the Prime Rate in effect on the last day of the calendar quarter coincident with or next preceding the calendar quarter in which the loan is applied for; shall be repaid in accordance with a reasonable repayment schedule requiring substantially level payments of principal and interest; and shall be evidenced by a written promissory note setting forth the terms of the loan. A Participant may prepay the entire outstanding loan balance without penalty. Except for an outstanding loan upon a Participant’s retirement, Total and Permanent Disability or termination of employment pursuant to subsection (i), all loans shall be repaid by payroll deduction.

          (f) There may be an administrative charge imposed on each new loan in an amount determined by the Committee.

          (g) Each loan shall be considered a separate investment option of the Individual Account of the Participant. Notwithstanding Section 4.1(c), when a loan is made, the amount of the loan shall be withdrawn from sub-accounts within the Participant Individual Account among the separate Investment Options in which each sub-account is invested and transferred to a segregated loan account maintained in his name. The loan amount shall be withdrawn from the sub-accounts within the Individual Account in the following order: (1) the Partnership Sub-Account; (2) the Pre-1999 Cash Match Sub-Account; (3) the Post-1999 Cash Match Sub-Account; (4) the Pre-1999 Stock Match Sub-Account; (5) the Post-1999 Stock Match Sub-Account; (6) the vested portion of the Prior Employer Match Sub-Account; (7) the vested portion of the Prior ESOP Employer Stock Sub-Account; (8) the vested portion of the Prior ESOP Employer Contributions Sub-Account; (9) the vested portion of the Prior Unilab Employer Contribution Sub-Account; (10) the Prior LabOne Money Purchase Plan Sub-Account or the Prior LabOne Employer Match Sub-Account as applicable; (11) the ESOP Diversification Sub-Account; (12) the Rollover Sub-Account; (13) the Prior Plan Rollover Sub-Account; (14) the Money Purchase Pension Plan Sub-Account; (15) the Prior Plan Employer Contribution Sub-Account; (16) the Prior Profit Sharing Sub-Account; (17) the Prior Plan Employer Qualified Sub-Account; (18) the Qualified Nonelective Contribution Sub-Account; (19) the Employee Regular Pre-Tax Sub-Account; (20) the Employee Pre-Tax Catch-Up Sub-Account; (21) the

Employee After-Tax Sub-Account; (22) Vested Employer Stock Dividend Sub-Account; and (23) Vested Money Purchase Plan Dividend Sub-Account. Within each sub-account, the loan amount shall be withdrawn from the separate Investment Options on a pro-rata basis based on the Participant’s outstanding Investment Option specification. Payments of principal and interest against a loan shall thereafter be allocated ratably among the sub-accounts from which the loan was withdrawn and invested in accordance with a Participant’s outstanding Investment Option specification.

          (h) In the event a Participant defaults on a loan from this Plan, the Plan shall not foreclose on so much of the Participant’s Individual Account as is given as collateral for the loan until a distributible event occurs under the Plan. For purposes of this Plan and subject to subsection (j), a Participant shall be deemed to be in default on a loan if he fails to make any installment payment within 90 days after the due date for such payment. Except for purposes of subsection (c), upon default, interest on the outstanding loan balance shall cease to accrue.

          (i) In the event of the retirement, Total and Permanent Disability, death, or termination of employment of a Participant, the unpaid balance of any outstanding loan to such Participant, together with accrued interest, shall be immediately due and payable and shall be satisfied out of the Participant’s Individual Account prior to distribution (notwithstanding the provisions of Section 12.5) if not satisfied by payment in full prior to such distribution. Notwithstanding the preceding sentence, effective October 1, 2000, upon the retirement, Total and Permanent Disability or termination of employment of a Participant with an outstanding loan, such Participant may elect to make loan payments out of his own personal funds under such procedures as have been adopted by the Committee.

          (j) If an Employee who has an outstanding loan incurs a leave of absence, ceases loan repayment, and his rate of pay (after income and employment tax withholding) is not sufficient to meet the required repayment under the terms of the loan, then the Committee shall not deem that a default has occurred for a period equal to the lesser of (1) the length of the leave of absence, or (2) one year. Upon the end of the period set forth in the preceding sentence, the term of the Employee’s loan will be extended by the length of such period (but in no event beyond the applicable maximum term set forth in subsection (d)), and the Employee’s loan payments shall be reamortized over the remaining period of repayments. Notwithstanding the preceding provisions, loan repayments during a period of qualified military service will be suspended under this Plan as permitted under Code Section 414(u)(4). When an Employee returns from the military service, the term of the Employee’s loan will be extended by the length of the service (even if such extended repayment period exceeds the applicable maximum term set forth in subsection (d)), and the Employee’s loan payments shall be reamortized over the remaining period of repayments.

          (k) The Committee shall apply the provisions of this Section in a uniform and nondiscriminatory manner which is not inconsistent with Department of Labor regulations at 29 C.F.R. §2550.408b-1.

          (l) A married CPF Pension Plan Participant or a married LabOne Pension Participant may not make a loan under this Section 6.1 unless, during the 90-day period ending on the date on which the loan is secured, his spouse has filed a written consent with the Committee, consenting to such loan, which consent shall be notarized, or witnessed by a member of the Committee, and shall acknowledge the effect of the loan. The preceding sentence also shall apply to a married AML-West Plan Participant who makes a loan under this Section 6.1 before May 1, 2003 and to a married Unilab Plan Participant who makes a loan under this Section 6.1 before May 1, 2004.

          (m) Loans associated with Hurricane Katrina for an affected Participant shall be subject to the following rules:

                    (1) The loan must be made after August 24, 2005 and no later than December 31, 2007.

                    (2) Sections 6.1(c)(1) and (2) shall not be applicable and the maximum loan shall be the lesser of $100,000 or the vested portion of the Participant’s Individual Account on the date the loan is made.

                    (3) Notwithstanding the preceding, if a Participant has an outstanding loan during the period from August 24, 2005 through December 31, 2006, any loan payments due on or after August 25, 2005 through December 31, 2006 may be deferred for one year (with subsequent repayments adjusted) and the loan period may be extended for the period of delay.

6.2 Hardship Withdrawals

          (a) Upon making an Appropriate Request, and with the approval of the Committee, a Participant shall be allowed to withdraw all or part of the value of his Individual Account which is available under subsection (e) while still employed by the Employer. Withdrawn amounts may not be repaid to the Trust Fund. Withdrawals shall be charged against the sub-accounts within the Individual Account in the following order: (1) the Vested Employer Stock Dividend Sub-Account (2) the Employee After-Tax Sub-Account; (3) the Rollover Sub-Account; (4) the Prior Plan Rollover Sub-Account; (5) the ESOP Diversification Sub-Account; (6) the Employee Regular Pre-Tax Sub-Account; (7) the Employee Pre-Tax Catch-Up Sub-Account; (8) the Pre-1999 Cash Match Sub-Account; (9) the Pre-1999 Stock Match Sub-Account; (10) the vested portion of the Prior Employer Match Sub-Account; (11) the vested portion of the Prior ESOP Employer Stock Sub-Account; (12) the vested portion of the Prior ESOP Employer Contributions Sub-Account; (13) the vested portion of the Prior Unilab Employer Contribution Sub-Account; (14) the Prior LabOne Employer Match Sub-Account; (15) the Prior Profit Sharing Sub-Account; (16) the Partnership Sub-Account; (17) the Prior Plan Employer Contribution Sub-Account; and (18) the Prior Plan Employer Qualified Sub-Account. Within each sub-account, withdrawals shall be charged against the separate Investment Options on a pro-rata basis based on the Participant’s outstanding Investment Option specification.

          (b) A Participant may only make a withdrawal under this Section 6.2 if the withdrawal is made on account of an immediate and heavy financial need of the Participant, as determined under subsection (c)(1), and is necessary to satisfy the financial need, as determined under subsection (c)(2). The determination of the existence of financial hardship and the amount necessary to be withdrawn to satisfy the immediate financial need created by the hardship shall be made by the Committee in a uniform and nondiscriminatory manner, in accordance with the standards and restrictions set forth in subsection (c) below. A Participant requesting a withdrawal hereunder may be required to submit whatever documentation the Committee, in its sole discretion, deems necessary to establish the existence of financial hardship and the amount necessary to be withdrawn to satisfy the financial need created by the hardship.

          (c) (1) Immediate and heavy financial need. A withdrawal will be considered to be made on account of an immediate and heavy financial need of the Participant for purposes of subsection (b) only if it is for:

                              (A) Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);

                              (B) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                              (C) Payment of tuition, related educational fees, and room and board expenses, for up to the next 12 months of post-secondary education for the Participant, his spouse, children, or dependents (as defined in Code Section 152 without regard to Code Sections 152(b)(1), (b)(2) and (d)1)(B);

                              (D) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant’s principal residence;

                              (E) Payments for burial or funeral expenses for the Participant’s deceased parent, spouse, children, or dependents (as defined in Code Section 152 without regard to Code Section 152(d)(1)(B);

                              (F) Expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income); or

                              (G) Expenses associated with the Participant’s hardship resulting from Hurricane Katrina provided such withdrawal is made on or after August 24, 2005 and no later than December 31, 2007 and it is not in an amount greater than $100,000.

                         (2) Amount necessary to satisfy the need. A withdrawal will be considered to be in an amount necessary to satisfy a Participant’s need under paragraph (1) for purposes of subsection (b) only if:

                              (A) It does not exceed the amount of the need under paragraph (1) above;

                              (B) The Participant has obtained all non-hardship distributions and non-taxable loans he is eligible for and is able to provide collateral for under any plan the Employer may sponsor (including this Plan);

                              (C) The Participant may not make any Employee Pre-Tax Contributions under Section 3.1 for a period of six months after his withdrawal, nor may he make any other elective contributions to any Employer plan as described in Treasury Regulation §1.401(k)-1(d)(2)(iv)(B)(4); and

                              (D) If a withdrawal is made pursuant to Section 6.2(c)(1)(G), then the requirements of Section 6.2(c)(2) shall not be applicable.

                                        Notwithstanding subparagraphs (A) through (C), a Participant’s withdrawal may be considered to be in an amount necessary to satisfy a need under paragraph (1) if it satisfies a method prescribed by the Commissioner of Internal Revenue under Treasury Regulation §1.401(k)-1(d)(2)(iv)(C).

                              (E) After December 31, 2007, a Participant may make a hardship withdrawal under this Section 6.2 for the reasons described in Sections 6.2(c)(1)(A), (C) and (E) as it relates to the Participant’s primary Beneficiary in the same manner as a hardship withdrawal for a spouse or other dependent. Said hardship withdrawal must satisfy all requirements of this Section.

          (d) In addition to the amount necessary to meet the immediate financial need created by the hardship, the Participant may, at his election, also withdraw any amount necessary to cover withholding for federal income tax purposes.

          (e) A Participant’s hardship withdrawal under this Section 6.2 shall be limited to the aggregate of all his Employee Pre-Tax Contributions made prior to the withdrawal (excluding earnings thereon allocated to his Employee Pre-Tax Sub-Account as of a date after December 31, 1988), reduced by the amount of any prior withdrawal of such Employee Pre-Tax Contributions, plus the value of his Employee After-Tax Sub-Account, the value of his Rollover Sub-Account, the value of his Prior Plan Rollover Sub-Account; the value of the ESOP Diversification Sub-Account, the value of his Pre-1999 Cash Match Sub-Account, the value of his Pre-1999 Stock Match Sub-Account, the value of the vested portion of his Prior Employer Match Sub-Account, the value of the vested portion of his Prior ESOP Employer Stock Sub-Account, the value of the vested portion of his Prior ESOP Employer Contributions Sub-Account, the value of the vested portion of his Prior Unilab Employer Contribution Sub-Account, the value of his Prior Profit Sharing Sub-Account, the value of his Partnership Sub-Account, the value of his Prior Plan Employer Contribution Sub-Account, and the value of his Prior Plan Employer Qualified Sub-Account.

6.3 Non-Hardship Withdrawals

          (a) In addition to the withdrawals available under Section 6.2, but no more than once in any 12-month period, a Participant shall be allowed to withdraw all or part of the value of his Employee After-Tax Sub-Account for any reason. Notwithstanding the preceding sentence, an AML-East Plan Participant shall be allowed to make up to two withdrawals from his Employee

After-Tax Sub-Account in any 12-month period. Within the Employee After-Tax Sub-Account, withdrawals shall be charged against the separate Investment Options on a pro-rata basis based on the Participant’s outstanding Investment Option specification.

          (b) Effective January 1, 2002, in addition to the withdrawals available under Section 6.2, a Participant shall be allowed to withdraw all or part of the value of the vested portion of his Individual Account upon attainment of age 59½. Withdrawals shall be charged against the sub-accounts within the Individual Account in the following order: (1) Vested Employer Stock Dividend Sub-Account; (2) the Employee After-Tax Sub-Account; (3) the Rollover Sub-Account; (4) the Prior Plan Rollover Sub-Account; (5) the ESOP Diversification Sub-Account; (6) the Employee Regular Pre-Tax Sub-Account; (7) the Qualified Nonelective Contribution Sub-Account; (8) the Employee Pre-Tax Catch-Up Sub-Account; (9) the Pre-1999 Cash Match Sub-Account; (10) the Post-1999 Cash Match Sub-Account; (11) the Pre-1999 Stock Match Stock Match Sub-Account; (12) the Post-1999 Stock Match Sub-Account; (13) the Prior Employer Match Sub-Account; (14) the vested portion of the Prior ESOP Employer Stock Sub-Account; (15) the vested portion of the Prior ESOP Employer Contributions Sub-Account; (16) the vested portion of the Prior Unilab Employer Contribution Sub-Account; (17) the Prior LabOne Employer Match Sub-Account, (18) the Prior Profit Sharing Sub-Account; (19) the Partnership Sub-Account; (20) the Prior Plan Employer Contribution Sub-Account; and (21) the Prior Plan Employer Qualified Sub-Account.

          (c) In addition to the withdrawals available under Section 6.2, a MedPlus Plan Participant, a LabPortal Plan Participant, an AML-East Plan Participant, an AML-West Plan Participant, a Unilab Plan Participant, or a LabOne 401(k) Plan Participant shall be allowed to withdraw all or part of the value of his Prior Plan Rollover Sub-Account for any reason. Within the Prior Plan Rollover Sub-Account, withdrawals shall be charged against the separate Investment Options on a pro-rata basis based on the Participant’s outstanding Investment Option specification.

          (d) Any withdrawal elected pursuant to this Section 6.3 shall be made through an Appropriate Request. Any withdrawal elected under this Section 6.3 shall be paid as soon as administratively feasible following receipt of the Appropriate Request. Withdrawn amounts may not be repaid to the Trust Fund.

          (e) Notwithstanding any other provision of this Section 6.3, (1) in no event may a CPF Pension Plan Participant be allowed to make a withdrawal from his Money Purchase Pension Plan Sub-Account or may a LabOne Pension Plan Participant be allowed to make a withdrawal from his Prior LabOne Money Purchase Plan Sub-Account.

6.4 Withdrawal of Dividends

          (a) In accordance with uniform procedures established by the Committee, a Participant:

                    (1) may elect on a quarterly basis to receive a direct payment of cash dividends on Employer Stock otherwise allocable to his or her Individual Account; or

                    (2) may reinvest such dividends, in which case they shall be allocated to his or her Individual Account.

                    In the event a Participant who has not made an election under Article V to commence receiving distribution of his or her Individual Account does not file an election pursuant to this Section 6.4(a)(1), the Participant will be deemed to have elected reinvestment in accordance with subsection (2) above. If a Participant has made an election under Article V to commence receiving distribution of his or her Individual Account which is pending during the ten (10) business day period which begins fifteen (15) business days prior to the dividend payment date, and does not file an election pursuant to this Section 6.4(a)(1), the Participant will be deemed to have elected reinvestment in accordance with subsection (2) above only with respect to the portion of his or her Individual Account which is not being distributed. If a Participant has made a request for a hardship withdrawal pursuant to Section 6.2 which is pending during the ten (10) business day period which begins fifteen (15) business days prior to the dividend payment date or has had a hardship withdrawal approved during such period, the Participant will be deemed to have elected a direct cash payment in accordance with subsection (1) above for that quarterly dividend payment and such election will remain in effect for future dividend payments until changed.

                    In no event shall any distribution of dividends paid into the Trust Fund be made pursuant to this Section 6.4 later than ninety (90) days following the end of the Plan Year in which dividends were paid into the Trust Fund.

                    Stock dividends shall be reinvested in the Employer Stock Fund.

          (b) A Participant’s election to receive direct payment of dividends under Section 6.4(a)(1) must be made during the ten (10) business day period which begins fifteen (15) business days prior to the dividend payment date. The dividends with respect to which a Participant may elect a direct payment under Section 6.4(a)(1) are 100% of the cash dividends on shares of Employer Stock in the Employer Stock Fund and allocated to the Participant’s Individual Account as of the record date for the dividend (which, for Plan purposes, shall be determined on the “ex dividend date,” e.g., three (3) business days prior to the record date), provided, however, that the total cash dividend that would be payable if the Participant elected a direct payment of 100% of dividends subject to his or her election must equal or exceed a de minimis amount. The initial de minimis amount is $10.

          (c) Any election under this Section 6.4 shall continue in effect until revoked prospectively by the Participant. Any such election or revocation shall be made at such time and in such manner as the Committee shall specify.

          (d) If, with respect to any cash dividends declared on shares of Employer Stock, the Board or Committee authorizes the direct payment under Section 6.4(a)(1) of less than 100% of such cash dividends, the Participant may elect, in accordance with uniform procedures established by the Committee, a direct payment under this Section 6.4 of any percentage permitted by the Board or Committee.

6.5 Certain Dividends

          (a) Cash dividends on Employer Stock which are received on a Participant’s Prior LabOne Employer Match Sub-Account, Prior ESOP Employer Contribution Sub-Account, Prior Employer Match Sub-Account and Prior Unilab Employer Contribution Sub-Account which are allocated to the Employer Stock Fund shall be directed the Vested Employer Stock Dividend Sub-Account when received by the Trust and shall become 100% vested upon receipt.

          (b) Cash dividends on Employer Stock which are received on a Participant’s Prior LabOne Money Purchase Plan Sub-Account which are allocated to the Employer Stock Fund shall be directed the Vested Money Purchase Plan Dividend Sub-Account when received by the Trust and shall become 100% vested upon receipt.

6.6 Qualified Reservist Distribution

          (a) Upon making an Appropriate Request, a Participant who is a member of a reserve component or is ordered or called to active duty for a period in excess of 179 days or an indefinite period shall be allowed to withdraw all or part of the value of his Individual Account attributable to part or all of his Employee Pre-tax Contributions.

          (b) In order to be eligible for a distribution described in (a) above, the Participant must be ordered or called to active duty after September 11, 2001 and before December 31, 2007.

          (c) The distribution under this Section must be made during the period beginning on the date of such order or call and ending no later than the close of the period of active duty.

ARTICLE VII
TRUST FUND

7.1 Contributions

          Contributions by the Employer and Participants as provided for in Article III shall be paid over to the Trustee. All Contributions by the Employer shall be irrevocable, except as otherwise provided in this Plan and may be used only for the exclusive benefit of the Participants and their Beneficiaries.

7.2 Trustee

          The Corporation will maintain an agreement with the Trustee whereunder the Trustee will receive, invest and administer as a trust fund Contributions made under this Plan in accordance with the Trust Agreement.

          Such Trust Agreement is incorporated by reference as a part of the Plan, and the rights of all persons entitled to benefits hereunder are subject to the terms of the Trust Agreement. The Trust Agreement specifically provides, among other things, for the investment and reinvestment of the Fund and the income thereof, the management of the Fund, the responsibilities and obligations of the Trustee, removal of the Trustee and appointment of a successor, accounting by the Trustee and the disbursement of the Fund.

          Subject to a Participant’s Investment Option specification, the Trustee shall, in accordance with the terms of such Trust Agreement, accept and receive all sums of money paid to it from time to time by the Employer, and shall hold, invest, reinvest, manage and administer such moneys and the increment, increase, earnings and income thereof as a trust fund for the exclusive benefit of the Participants and their Beneficiaries and for the payment of reasonable expenses of administering the Plan.

7.3 Employer Stock Fund

          The Employer Stock Fund shall be invested in the common stock of the Employer, provided such stock qualifies as qualifying employer securities within the meaning of ERISA Section 407(d)(5). The portion of the Plan comprised of the Employer Stock Fund shall be an employee stock ownership plan under Code Section 4975(e)(7) which shall include the share distribution requirements of Code Section 409(h) and the participant pass through voting rights required under Code Section 409(e). The level of Plan assets invested in such fund shall be determined by Participant’s Investment Option specifications, and may consist of up to 100% of all Plan assets.

ARTICLE VIII
FIDUCIARIES

8.1 General

          Each Fiduciary who is allocated specific duties or responsibilities under the Plan or any Fiduciary who assumes such a position with the Plan shall discharge his duties solely in the interest of the Participants and Beneficiaries and for the exclusive purpose of providing such benefits as stipulated herein to such Participants and Beneficiaries, or of defraying reasonable expenses of administering the Plan. Each Fiduciary in carrying out such duties and responsibilities shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in exercising such authority or duties.

          A Fiduciary may serve in more than one Fiduciary capacity and may employ one or more persons to render advice with regard to his Fiduciary responsibilities. If the Fiduciary is serving as such without compensation, all expenses reasonably incurred by such Fiduciary shall be reimbursed by the Employer or, at the Corporation’s direction, from the assets of the Trust.

          A Fiduciary may allocate any of his responsibilities for the operation and administration of the Plan. In limitation of this right, a Fiduciary may not allocate any responsibilities as contained herein relating to the management or control of the Fund except (1) through the employment of an investment manager as provided in Section 8.4 and in the Trust Agreement relating to the Fund, or (2) to the extent Participants specify their own Investment Options.

8.2 Corporation

          The Corporation established and maintains the Plan for the benefit of its Employees and those of participating Employers and of necessity retains control of the operation and administration of the Plan. The Corporation is the “administrator” of the Plan within the meaning of ERISA Section 3(16)(A). The Corporation in accordance with specific provisions of the Plan has, as herein indicated, delegated certain of these rights and obligations to the Employer, the Trustee and the Committee and these parties shall be solely responsible for these, and only these, delegated rights and obligations.

8.3 Employer

          The Employer shall indemnify each member of the Board of Directors, the Committee, and any of its employees to whom any fiduciary responsibility with respect to the Plan is allocated or delegated, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of their fiduciary duties, responsibilities and obligations under the Plan and under ERISA, except for liabilities and claims arising from such fiduciary’s willful misconduct or gross negligence. For such purpose, the Employer may obtain, pay for and keep current a policy or policies of insurance. Where such policy or policies of insurance are purchased, there shall be no right to indemnification under this Section 8.3, except to the extent of any deductible amount under the policy or policies or with regard to covered claims in excess of the insured amount. No Plan assets may be used for any indemnification.

          The Employer shall supply such full and timely information for all matters relating to the Plan as (a) the Committee, (b) the Trustee, and (c) the accountant engaged on behalf of the Plan by the Corporation may require for the effective discharge of their respective duties.

8.4 Trustee

          The Trustee, in accordance with the Trust Agreement, shall have authority to manage the Fund, except that (1) the Committee may in its discretion employ at any time and from time to time an investment manager (as defined in section 3(38) of ERISA) to direct the Trustee with respect to all or a designated portion of the assets comprising the Fund, and (2) Participants may specify their own Investment Options.

8.5 Committee

          The Board shall appoint a Benefits Administration Committee of not less than three persons to hold office during the pleasure of the Corporation. No compensation shall be paid members of the Committee from the Fund for service on such Committee.

          The Committee shall choose from among its members a chairman and a secretary. Any action of the Committee shall be determined by the vote of a majority of its members. Either the chairman or the secretary may execute any certificate or other written direction on behalf of the Committee.

          The Committee shall hold meetings upon such notice, at such place or places and at such time or times as the Committee may from time to time determine. Meetings may be called by the chairman or any two members. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. The Committee may also act by written consent in lieu of a meeting.

          A Committee member may resign at any time by giving written notice of his resignation to the Corporation at least thirty days in advance, unless the Corporation shall accept shorter notice. The Board shall appoint replacement Committee members. Any Committee member who was employed by the Employer when appointed to the Committee shall automatically be deemed to have resigned from the Committee effective as of the date he ceases to be employed by the Employer, unless the Corporation shall affirmatively act to keep said member on the Committee.

          Nothing herein shall prevent a Committee member from being a Participant, or from acting on Plan matters which affect himself by virtue of affecting all Participants generally. However, a Committee member shall not act on any matter which affects himself specially. If application of the preceding sentence results in there not being a quorum to act on any matter, the Corporation shall appoint the necessary number of temporary Committee members to take the action.

          The Committee may add, change or delete the available Investment Options at any time.

          In accordance with the provisions hereof, the Committee has been delegated certain administrative functions relating to the Plan with all powers necessary to enable it properly to carry out such duties.

          The Committee shall have discretionary authority to construe the Plan, and to determine, consistent with the terms of the Plan, all questions that may arise thereunder relating to (a) the eligibility of individuals to participate in the Plan, (b) the amount of benefits to which any Participant or Beneficiary may become entitled hereunder, and (c) any situation not specifically covered by the provisions of the Plan. The determination of the Committee shall be final and binding on all interested parties. All disbursements by the Trustee, except for the ordinary expenses of administration of the Fund or the reimbursement of reasonable expenses at the direction of the Corporation as provided herein, shall be made upon, and in accordance with, the written directions of the Committee. When the Committee is required in the performance of its duties hereunder to administer or construe, or to reach a determination under any of the provisions of the Plan, it shall do so on a uniform, equitable and nondiscriminatory basis.

8.6 Claims for Benefits

          All claims for benefits under the Plan shall be submitted to the Committee which shall have the responsibility for determining the eligibility of any Participant or Beneficiary for benefits. All claims for benefits shall be made in writing and shall set forth the facts which such Participant or Beneficiary believes to be sufficient to entitle him to the benefit claimed. The Committee may adopt forms for the submission of claims for benefits in which case all claims for benefits shall be filed on such forms. The Committee shall provide Participants and Beneficiaries with all such forms.

          Upon receipt by the Committee of a claim for benefits, it shall determine all facts which are necessary to establish the right of an applicant to benefits under the provisions of the Plan and the amount thereof as herein provided. The claimant shall be notified in writing by the Committee of its decision with respect to such claimant’s claim within 90 days after the receipt of written request for benefits.

          If any claim for benefits is denied, the notice shall be written in a manner calculated to be understood by the claimant and shall include:

(a) The specific reason or reasons for the denial;

(b) Specific references to the pertinent Plan provisions on which the denial is based;

(c) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation why such material or information is necessary;

(d) An explanation of the Plan’s claim review procedures; and

(e) A statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following denial of his appeal.

          If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant by the Committee before the end of the initial 90-day period. In no event shall such extension exceed 180 days after the receipt of the initial claim for benefits.

8.7 Denial of Benefits – Review Procedure

          In the event a claim for benefits is denied, the claimant or his duly authorized representative, at the claimant’s sole expense, may appeal the denial by filing a written request for review with the Committee within 60 days of the receipt of written notice of denial or 60 days from the date such claim is deemed to be denied. In pursuing such appeal, the claimant or his duly authorized representative may review pertinent Plan documents, and may submit issues and comments in writing.

          The decision on review shall be made by the Committee within 60 days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original 60-day period, and such extension notice shall indicate the special circumstance requiring an extension of the time and the date by which the Committee expects to render a decision. The decision on review shall be in writing, shall be written in a manner calculated to be understood by the claimant, and shall include:

(a) The specific reason or reasons for the denial;

(b) Specific references to the pertinent Plan provisions on which the denial is based;

(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records or other information relevant to the claimant’s claims; and

(d) A statement of the claimant’s right to bring a civil action under ERISA Section 502(a).

          If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review. The decision of the Committee upon review will be final and binding on all parties.

8.8 Records

          All acts and determinations of the Committee shall be duly recorded by the secretary thereof and all such records, together with such other documents as may be necessary in exercising its duties under the Plan shall be preserved in the custody of such secretary. Such records and documents shall at all times be open for inspection and for the purpose of making copies by any person designated by the Corporation. The Committee shall provide such timely information, resulting from the application of its responsibilities under the Plan, as needed by the Trustee and the accountant engaged on behalf of the Plan by the Corporation, for the effective discharge of their respective duties.

8.9 Missing Persons

          If the Trustee is unable to make payment to any Participant or other person to whom a payment is due under the Plan because it cannot ascertain the identity or whereabouts of such Participant or other person after reasonable efforts have been made to identify or locate such person (including a notice of the payment so due mailed to the last known address of such Participant or other person as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Participant or other person shall be treated as forfeited three (3) years after the date such payment first became due; provided, however, that such payment and any subsequent payments shall be reinstated retroactively no later than sixty (60) days after the date on which the Participant or other person is identified or located.

ARTICLE IX
AMENDMENT AND TERMINATION OF THE PLAN

9.1 Amendment of the Plan

          The Chief Executive Officer, the President and the Vice President of Human Resources, and any other officer of the Corporation who is authorized by the Board of Directors, shall have the right at any time, with approval of the Board, to amend the Plan in whole or in part, including retroactively to the extent necessary. Notwithstanding the preceding sentence, (a) for amendments effective prior to October 16, 2001, such Board approval shall not be required for (i) any technical or clarifying amendment deemed necessary or appropriate to facilitate the administration, management or interpretation of the Plan or to conform the Plan thereto or to qualify and maintain the Plan as a plan meeting the requirements of the Code or any other applicable law, or (ii) any amendment adding or modifying an operational provision resulting from a corporate transaction (e.g., service-related issues); and (b) for amendments effective on or after October 16, 2001, such Board approval shall not be required for (i) any amendment that does not increase the benefits under the Plan or otherwise increase the Corporation’s costs with respect to the Plan, or (ii) after December 31, 2006, the participation in the Plan as a participating employer of any organization whether or not it is affiliated with the Corporation. The duties, powers and liability of the Trustee hereunder shall not be increased without its written consent. The amount of benefits which at the later of the adoption or effective date of such amendment shall have accrued for any Participant or Beneficiary hereunder shall not be adversely affected thereby. No such amendment shall have the effect of revesting in the Employer any part of the principal or income of the Fund. No amendment may eliminate or reduce any early retirement benefit or subsidy that continues after retirement or optional form of benefit. Unless expressly provided for in an amendment, it shall not affect the rights and obligations of any Participant who terminated employment prior to the effective date of the amendment.

9.2 Termination of the Plan

          The Corporation expects to continue the Plan indefinitely, but continuance is not assumed as a contractual obligation and each Employer reserves the right at any time by action of its board of directors to terminate the Plan as applicable to itself. If an Employer terminates or partially terminates the Plan or permanently discontinues its Contributions at any time, each Participant affected thereby shall be then fully vested in his Individual Account.

          In the event of termination of the Plan by an Employer, the Committee shall value the Fund as of the date of termination. That portion of the Fund applicable to any Employer for which the Plan has not been terminated shall be unaffected. The Individual Accounts of the Participants and Beneficiaries affected by the termination, as determined by the Committee, shall continue to be administered as a part of the Fund or distributed to such Participants or Beneficiaries pursuant to Section 5.6 as the Committee, in its sole discretion, shall determine. Any distributions upon plan termination of amounts attributable to Employee Pre-Tax Contributions and amounts held in a Participant’s Prior Plan Employer Qualified Sub-Account shall only be made to the extent permissible by Code Section 401(k)(10).

ARTICLE X
PROVISIONS RELATIVE TO EMPLOYERS INCLUDED IN PLAN

10.1 Method of Participation

          Any organization, whether or not it is affiliated with the Corporation, may, with the consent of the Corporation, adopt the Plan. In order for an organization that is not affiliated with the Corporation under Code Sections 414(b), (c), (m) or (o) to adopt the Plan, appropriate action is required by the board of directors (or other governing body) of such adopting organization and by a duly-authorized officer of the Corporation. An affiliated organization shall adopt the Plan pursuant to an authorized signature under Section 9.1 of the Plan. Any unaffiliated organization which becomes a party to the Plan shall thereafter promptly deliver to the Corporation hereof a certified copy of the resolutions or other documents evidencing its adoption of the Plan and also a written instrument showing the Corporation’s approval of such organization’s becoming a party to the Plan.

10.2 Withdrawal

          Any one or more of the Employers included in the Plan may withdraw from the Plan at any time by giving six months advance notice in writing to the Board and the Committee (unless a shorter notice shall be agreed to by the Board) of its or their intention to withdraw. Upon receipt of notice of any such withdrawal, the Committee shall certify to the Trustee the equitable share of such withdrawing Employer in the Fund (to be determined by the Committee).

          The Trustee shall thereupon set aside from the Fund then held by it such securities and other property as it shall, in its sole discretion, deem to be equal in value to such equitable share. If the Plan is to be terminated with respect to such Employer, the amount set aside shall be dealt with in accordance with the provisions of Section 9.2. If the Plan is not to be terminated with respect to such Employer, the Trustee shall pay such amount to such trustee as may be designated by such withdrawing Employer, and such securities and other property shall thereafter be held and invested as a separate trust of the Employer which has so withdrawn, and shall be used and applied according to the terms of a new agreement and declaration of trust between the Employer so withdrawing and the trustee so designated.

          Neither the segregation of the Fund assets upon the withdrawal of an Employer, nor the execution of any new agreement and declaration of trust pursuant to any of the provisions of this

Section 10.2, shall operate to permit any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries or to defray reasonable costs of administering the Plan and Trust.

ARTICLE XI
TOP-HEAVY PROVISIONS

11.1 Determination of Top-Heavy

          (a) (1) The Plan will be considered a Top-Heavy Plan for any Plan Year if as of the Determination Date (A) the value of the Individual Accounts of Participants who are Key Employees as of such Determination Date exceeds 60% of the value of the Individual Accounts of all Participants determined as of such Determination Date, excluding former Key Employees (the “60% Test”) or (B) the Plan is part of a Required Aggregation Group which is Top-Heavy. Notwithstanding the results of the 60% Test, the Plan shall not be considered a Top-Heavy Plan for any Plan Year in which the Plan is a part of a Required or Permissive Aggregation Group which is not Top-Heavy.

                    (2) For purposes of the 60% Test,

                              (A) all distributions made from Individual Accounts within the one-year period ending on the Determination Date (or, in the case of any distribution made for any reason other than separation from service, death, or disability, within the five-year period ending on the Determination Date) shall be taken into account;

                              (B) if any Participant is a non-Key Employee with respect to the Plan for any Plan Year, but such Participant was a Key Employee with respect to the Plan for any prior Plan Year, the Individual Account of such Participant shall not be considered; and

                              (C) If a Participant has not performed any service for the Employer or any Affiliate which maintains the Plan at any time during the one-year period ending on the Determination Date, the Individual Account of such Participant shall not be considered.

          (b) Minimum Allocations: Notwithstanding Sections 4.3 and 4.4, for any Plan Year during which the Plan is a Top-Heavy Plan, the rate of Employer Matching Contributions and Discretionary Contributions for such Plan Year allocated to the Individual Accounts of Participants who are non-Key Employees and who remain employed by the Employer (or any Affiliate) at the end of the Plan Year (regardless of any such Participant’s hours of service or level of compensation during the Plan Year) shall be not less than the lesser of:

                    (1) three percent (3%) of such non-Key Employee Participant’s Section 415 Compensation; or

                    (2) the highest aggregate percentage of Section 415 Compensation at which Employer Matching Contributions, Discretionary Contributions, and Employee Pre-Tax Contributions are made (or required to be made) and allocated under Article IV for any Key Employee for the Plan Year.

          If a Participant is covered by more than one defined contribution plan on account of his employment with the Employer and/or any Affiliate, the minimum allocation required by this Section shall be determined by aggregating the allocations under all such plans.

          (c) Impact on Minimum Benefits where Employer Maintains Both Defined Benefit and Defined Contribution Plans: If the Employer (or any Affiliate) maintains a defined benefit plan in addition to this defined contribution plan, both of which are Top-Heavy, then:

                    (1) in the case of non-Key Employee Participants covered only by the defined benefit plan, the minimum benefit under the defined benefit plan shall be provided; and

                    (2) in the case of non-Key Employee Participants not covered by the defined benefit plan or covered by both plans, a minimum allocation of five percent (5%) of such non-Key Employee Participant’s Section 415 Compensation shall be provided. If a Participant is covered by more than one defined contribution plan on account of his employment with the Employer and/or any Affiliate, the minimum allocation required by this Section shall be determined by aggregating the allocations under all such defined contribution plans.

11.2 Top-Heavy Definitions

          Determination Date – With respect to any Plan Year, the last day of the preceding Plan Year.

          Key Employee – Any Employee or former Employee who at any time during the Plan Year containing the Determination Date is or was (1) an officer of the Employer having annual Section 415 Compensation for such Plan Year which is in excess of $130,000 (as adjusted pursuant to Code Section 416(i)(1)(A)) (but in no event shall the number of officers taken into account as Key Employees exceed the lesser of (A) 50 or (B) the greater of 3 or 10% of all employees); (2) a five-percent owner of the Employer; or (3) a one-percent owner of the Employer who has annual Section 415 Compensation of more than $150,000. For purposes of determining five-percent and one-percent owners, neither the aggregation rules nor the rules of subsections (b), (c) and (m) of Code Section 414 apply. Beneficiaries of an Employee acquire the character of the Employee who performed services for the Employer. Also, inherited benefits will retain the character of the benefits of the Employee who performed services for the Employer. A non-Key Employee is any Employee who is not a Key Employee, or who is a former Key Employee.

          Permissive Aggregation Group – Each employee pension benefit plan maintained by the Employer (or any Affiliate) which is considered part of the Required Aggregation Group, plus one or more other employee pension benefit plans maintained by the Employer (or any Affiliate) that are not part of the Required Aggregation Group but that satisfy the requirements of Section 401(a)(4) and Section 410 of the Code when considered together with the Required Aggregation Group.

          Required Aggregation Group – Each employee pension benefit plan maintained by the Employer (or any Affiliate), whether or not terminated, in which a Key Employee participates in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other employee pension benefit plan maintained by the Employer (or any Affiliate), whether or not terminated, in which no Key Employee participates but which during the same period enables any employee pension benefit plan in which a Key Employee participates to meet the requirements of Code Section 401(a)(4) or 410.

ARTICLE XII
MISCELLANEOUS

12.1 Governing Law

          The Plan shall be construed, regulated and administered according to the laws of the state of New Jersey, except in those areas preempted by the laws of the United States of America.

12.2 Construction

          The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction, the masculine shall include the feminine and the singular the plural, and vice versa.

12.3 Administration Expenses

          The expenses of administering the Fund and the Plan may be paid either by the Employer or from the Fund, as directed by the Corporation.

12.4 Participant’s Rights; Acquittance

          No Participant in the Plan shall acquire any right to be retained in the Employer’s employ by virtue of the Plan, nor, upon his dismissal, or upon his voluntary termination of employment, shall he have any right or interest in and to the Fund other than as specifically provided herein. The Employer shall not be liable for the payment of any benefit provided for herein. All benefits hereunder shall be payable only from the Fund.

12.5 Spendthrift Clause

          Except as provided by a qualified domestic relations order within the meaning of ERISA Section 206(d)(3) and, except pursuant to certain judgments and settlements under ERISA Section 206(d)(4), none of the benefits, payments, proceeds, or distributions under this Plan shall be subject to the claim of any creditor of a Participant or a Beneficiary hereunder or to any legal process by any creditor of a Participant or Beneficiary. Neither a Participant nor Beneficiary shall have any right to alienate, commute, anticipate, or assign any of the benefits, payments, proceeds or distributions under this Plan.

12.6 Merger, Consolidation or Transfer

          In the event of the merger or consolidation of the Plan with another plan or transfer of assets or liabilities from the Plan to another plan, each then Participant or Beneficiary shall not, as a result of such event, be entitled on the day following such merger, consolidation or transfer under the termination of the Plan provisions to a lesser benefit than the benefit he was entitled to on the day prior to the merger, consolidation or transfer if the Plan had then terminated.

          The Trustee possesses the specific authority to enter into merger agreements or direct transfer of asset agreements with the trustees of other retirement plans described in Code Section 401(a), including any elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement, upon written direction of the Committee.

12.7 Mistake of Fact

          Notwithstanding anything herein to the contrary, upon the Employer’s request, a Contribution which was made by a mistake of fact, or conditioned upon initial qualification of the Plan or upon the deductibility of the Contribution under Code Section 404, may be returned to the Employer by the Trustee within one (1) year after the payment of the Contribution, the denial of the qualification or the disallowance of the deduction (to the extent disallowed), whichever is later. For purposes of the preceding sentence, all contributions to the Plan made before receipt of a favorable determination letter on qualification from the Internal Revenue Service shall be conditioned on the Plan’s initial qualification, and all contributions, whenever made, shall be conditioned on their deductibility under Code Section 404.

12.8 Counterparts

          The Plan and the Trust Agreement may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

12.9 Transitional Rule

          Notwithstanding any provision in this Plan to the contrary, no contribution by or on behalf of any Participant shall be made under this Plan for any period during which any contribution by or on behalf of such Participant is made while such Participant is a participant in a Merged Plan.

ARTICLE XIII
ADOPTION OF THE PLAN

          Anything herein to the contrary notwithstanding, this amended and restated Plan is adopted and maintained under the condition that it is qualified by the Internal Revenue Service under Code Section 401(a) and that the Trust hereunder is exempt under Code Section 501(a).

          As evidence of its adoption of the Plan, Quest Diagnostics Incorporated (DE) has caused this instrument to be signed by its authorized officer this ___ day of __________, ______, effective as of January 1, 2007, except as otherwise provided herein.

ATTEST:	QUEST DIAGNOSTICS INCORPORATED (DE)

	By:	(SEAL)

(Title)

Appendix A

The Effective Date for each Employer is set forth below:

Employer	Effective Date

Quest Diagnostics Incorporated (DE)	October 1, 1973
Quest Diagnostics Incorporated (MI)	May 1, 1990
Quest Diagnostics LLC (CT)	January 1, 1994
Quest Diagnostics of Pennsylvania Inc. (DE)	July 1, 1993
MetWest Inc. dba Quest Diagnostics	April 1, 1994
Quest Diagnostics LLC (MA)	March 1, 1995
Quest Diagnostics Incorporated (MD)	January 1, 1995
Nichols Institute Diagnostics (CA)	January 1, 1995
Quest Diagnostics Incorporated (CA)	January 1, 1995
Quest Diagnostics LLC (IL)	January 1, 1999
Quest Diagnostics Clinical Laboratories, Inc. (DE) (f/k/a SmithKline Beecham Clinical Laboratories, Inc.)	August 16, 1999
MedPlus, Inc.	January 1, 2002
Quest Diagnostics Venture LLC (PA)	November 15, 1997
Diagnostic Laboratory of Oklahoma	January 13, 2001
Quest Diagnostics Nichols Institute Inc.	January 1, 2003
Quest Diagnostics Incorporated (NV)	January 1, 2003
Associated Pathologists, Chartered	January 1, 2003
Associated Diagnostic Pathologists, Inc.	January 1, 2007
LabOne, Inc.	January 1, 2007

Appendix B

The Merger Date for each Merged Plan is set forth below:

Name	Merger Date

Advance Medical & Research Center, Inc. Retirement Plan	May 1, 1990
Continental Bio Clinical Laboratory Service, Inc. Profit Sharing and Retirement Savings Plan	January 1, 1992
Statlab, Inc. Retirement Plan	March 1, 1993
CPF/MetPath Savings and Retirement Plan	July 1, 1993
Clinical Pathology Facility, Inc. Pension Plan	July 1, 1993
DeYor Laboratories 401(k) Profit Sharing Plan and Trust	January 1, 1994
The Profit Sharing Plan and Trust Agreement for Employees of MetWest Inc.	April 1, 1994
Maryland Medical Laboratory, Inc. 401(k) Profit Sharing Plan and Trust	January 1, 1995
Nichols Institute 401(k) Plan	January 1, 1995
Podiatric Pathology Laboratories, Inc. Profit Sharing Plan	January 1, 1995
MedPlus, Inc. 401(k) Plan	January 2, 2002
LabPortal, Inc. 401(k) Plan	July 1, 2002
AML-East 401(k) Plan	January 3, 2003
APL Healthcare Group Inc. Profit Sharing and 401(k) Plan	January 3, 2003
Clinical Diagnostics Services 401(k) Plan	June 2, 2003
Unilab 401(k) Plan	January 2, 2004
LabOne, Inc. Profit Sharing 401(k) Plan	March 1, 2007
LabOne, Inc. Money Purchase Pension Plan	March 1, 2007

          There are several different Merger Dates for Participants who were former participants in the Damon Plan, depending on the Damon Corporation entity with which such former participant was employed before transferring to an Employer:

Name of Entity	Merger Date

American Health Resources, Inc.	January 1, 1994
Damon Clinical Laboratories, Inc. (FL)	January 1, 1994
Damon Clinical Laboratories, Inc. (MA) – Connecticut locations	January 1, 1994
Damon Clinical Laboratories, Inc. (PA)	January 1, 1994
Damon Clinical Laboratories, Inc. (TX) – Kansas and Missouri locations	January 1, 1994
Damon Corporation	January 1, 1994
Health Care Laboratories, Inc.	January 1, 1994
Damon Clinical Laboratories, an Illinois general partnership	March 1, 1994
Damon Clinical Laboratories, Inc. (AZ)*	April 1, 1994
Damon Clinical Laboratories, Inc. (TX) – All locations other than Kansas and Missouri*	April 1, 1994
Damon Clinical Laboratories – Houston, Inc.*	April 1, 1994
New York Damon Clinical Laboratories, Inc.	April 1, 1994
Damon Clinical Laboratories, Inc. (MA) – All locations other than Connecticut**	May 1, 1994
Damon Clinical Laboratories – Pittsburgh, Inc.	June 1, 1994

*	As of January 1, 1994, individuals who had been employed with these entities became employees of MetWest Inc., but continued to participate in the Damon Plan through March 31, 1994.

**	As of January 1, 1994, individuals who had been employed with this entity became employees of MetPath New England Inc., but continued to participate in the Damon Plan through April 30, 1994.

Appendix C

          All distributions under the Plan made on or after January 2, 2001 and prior to March 1, 2002 shall be based upon the value of the Participant’s Individual Account as determined under the provisions of this Appendix C.

          (a)  The value of a Participant’s Individual Account upon a distribution hereunder shall be the sum of paragraphs (1)-(12) below, where:

                    (1) is the product of (A) the closing Net Asset Value of the Fidelity Contrafund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (2) is the product of (A) the closing Net Asset Value of the Fidelity Diversified International Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date.

                    (3) is the product of (A) the closing Net Asset Value of the Fidelity Equity-Income Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (4) is the product of (A) the closing Net Asset Value of the Fidelity Growth & Income Portfolio on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (5) is the product of (A) the closing Net Asset Value of the Fidelity Low Priced Stock Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (6) is the product of (A) the closing Net Asset Value of the Fidelity Magellan Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (7) is the product of (A) the closing Net Asset Value of the Fidelity OTC Portfolio on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account of such Valuation Date;

                    (8) is the product of (A) the closing Net Asset Value of the Fidelity Puritan Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (9) is the product of (A) the closing Net Asset Value of the Fidelity Spartan U.S. Equity Index Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (10) is the product of (A) the closing Net Asset Value of the Fidelity U.S. Bond Index Fund on the Valuation Date, and (B) the number of shares of such fund allocated to the Participant’s Individual Account as of such Valuation Date;

                    (11) is the number of shares of the Managed Income Portfolio allocated to the Participant’s Individual Account as of such Valuation Date; and

                    (12) is the product of (A) the per unit value of the Employer Stock Fund, the Corning Stock Fund and the Covance Stock Fund on the Valuation Date, and (B) number of units of such fund allocated to the Participant’s Individual Account as of such Valuation Date.